As filed with the Securities and Exchange Commission on December 29, 1995

                                             Registration Statement Nos. 2-89725
                                                                        811-3981

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                   ----------
                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [x]
                           Pre-Effective Amendment No.                     [ ]
                         Post-Effective Amendment No. 19                   [x]
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 20                            [x]
                        (Check appropriate box or boxes)
                                   ----------

                          PRUDENTIAL GLOBAL FUND, INC.
               (Exact name of registrant as specified in charter)

                                ONE SEAPORT PLAZA
                            NEW YORK, NEW YORK 10292
               (Address of Principal Executive Offices) (Zip Code)
                                   ----------
       Registrant's Telephone Number, Including Area Code: (212) 214-1250
                               S. Jane Rose, Esq.
                                One Seaport Plaza
                            New York, New York 10292
               (Name and Address of Agent for Service of Process)
                                   ----------

     Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

     It is proposed that this filing will become effective (check appropriate box):

         [ ] immediately upon filing pursuant to paragraph (b)
         [x] on (January 2, 1996) pursuant to paragraph (b)
         [ ] 60 days after filing pursuant to paragraph (a)(1)
         [ ] on (date) pursuant to paragraph (a)(1)
         [ ] 75 days after filing pursuant to paragraph (a)(2)
         [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.


     If appropriate, check the following box:
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment


                                          CALCULATION OF REGISTRATION FEE
==================================================================================================================================
                                                         Proposed             Proposed
                                                         Maximum               Maximum            Amount of
        Title of Securities        Amount Being      Offering Price           Aggregate         Registration
         Being Registered           Registered         Per Share*         Offering Price**           Fee
----------------------------------------------------------------------------------------------------------------------------------
Shares of beneficial interest,
  par value $.01 per share         Indefinite**           N/A                   N/A                 N/A
----------------------------------------------------------------------------------------------------------------------------------
Shares of beneficial interest,
  par value $.01 per share            1,387,699            $15.17            $289,989.72            $100.00
==================================================================================================================================

*    The calculation of the maximum aggregate offering price was made pursuant to Rule 24e-2 and was based upon an offering price of $15.17 per share, equal to the net asset value per share as of the close of business on December 19, 1995 pursuant to Rule
     457(d). The total number of shares redeemed during the fiscal year ended October 31, 1995 amounted to 24,872,707 shares. Of this number, no shares have been used for reduction pursuant to paragraph (a) of Rule 24f-2 in all previous filings of post-effective amendments during the current year, and 23,504,124 shares have been used for reduction pursuant to paragraph (c)
     of Rule 24e-2 in all previous filings during the current year. 1,368,583 ($2,735,764) of the redeemed shares for the fiscal year ended October 31, 1995 are being used for the reductions in the post-effective amendment being filed herein.

**   Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has previously registered an Indefinite number of shares of its Common Stock par value $.01 per share. The Registrant has filed a notice under such Rule for its fiscal year ended October 31, 1995 within 60 days of such date.


==================================================================================================================================


                                               CROSS REFERENCE SHEET
                                            (as required by Rule 495)

N-1A Item No.                                                                   Location
-------------                                                                   --------

Part A

Item  1.    Cover Page ......................................................   Cover Page

Item  2.    Synopsis ........................................................   Fund Expenses; Fund Highlights

Item  3.    Condensed Financial Information .................................   Fund Expenses; Financial Highlights;
                                                                                How the Fund Calculates Performance

Item  4.    General Description of Registrant ...............................   Cover Page; Fund Highlights; How
                                                                                the Fund Invests; General Information

Item  5.    Management of Fund ..............................................   Financial Highlights; How the
                                                                                Fund is Managed

Item  6.    Capital Stock and Other Securities ..............................   Taxes, Dividends and
                                                                                Distributions; General Information

Item  7.    Purchase of Securities Being Offered ............................   Shareholder Guide; How the Fund
                                                                                Values Its Shares

Item  8.    Redemption or Repurchase ........................................   Shareholder Guide; How the Fund
                                                                                Values Its Shares

Item  9.    Pending Legal Proceedings .......................................   Not Applicable

Part B

Item 10.    Cover Page ......................................................   Cover Page

Item 11.    Table of Contents ...............................................   Table of Contents

Item 12.    General Information and History .................................   Not Applicable

Item 13.    Investment Objectives and Policies ..............................   Investment Objective and
                                                                                Policies; Investment Restrictions

Item 14.    Management of the Fund ..........................................   Directors and Officers; Manager;
                                                                                Distributor

Item 15.    Control Persons and Principal Holders of Securities .............   Not Applicable

Item 16.    Investment Advisory and Other Services ..........................   Manager; Distributor; Custodian,
                                                                                Transfer and Dividend Disbursing
                                                                                Agent and Independent Accountants

Item 17.    Brokerage Allocation and Other Practices ........................   Portfolio Transactions and
                                                                                Brokerage

Item 18.    Capital Stock and Other Securities ..............................   Not Applicable

Item 19.    Purchase, Redemption and Pricing of Securities Being Offered ....   Purchase and Redemption of Fund
                                                                                Shares; Shareholder Investment
                                                                                Account; Net Asset Value

Item 20.    Tax Status ......................................................   Taxes

Item 21.    Underwriters ....................................................   Distributor

Item 22.    Calculation of Performance Data .................................   Performance Information

Item 23.    Financial Statements ............................................   Financial Statements

Part C

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this
     Post-Effective Amendment to the Registration Statement.

Prudential Global Fund, Inc.


                                  Class Z shares

--------------------------------------------------------------------------------
Prospectus dated January 2, 1996
--------------------------------------------------------------------------------


Prudential Global Fund, Inc. (the Fund) is an open-end, diversified management investment company. Its investment objective is to seek long-term growth of capital, with income as a secondary objective. The Fund seeks to achieve its objective through investment in a diversified portfolio of securities which will consist of marketable securities of U.S. and non-U.S. issuers. The Fund may invest in all types of common stocks and equivalents (such as convertible debt securities and warrants), preferred stocks, bonds and other debt obligations, including money market instruments, of foreign and domestic companies and governments, governmental agencies and international organizations. The Fund may also engage in derivative transactions, such as those involving stock options, options on debt securities, options on stock indices, stock index futures and options on stock index futures so as to hedge its portfolio and to attempt to enhance return. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies". The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.

The Fund is not intended to constitute a complete investment program. The Fund intends to pay annual dividends consisting of substantially all of its net investment income and net short-term and long-term capital gains, if any. Because of its objective and policies, including its international orientation, the Fund may be considered of a speculative nature and subject to greater investment risks than are assumed by certain other investment companies which invest solely in domestic securities. See "How the Fund Invests--Risks and Special Considerations" in the Retail Class Prospectus (defined below).

Class Z shares are offered exclusively for sale to participants in the PSI 401(k) Plan, an employee benefit plan sponsored by Prudential Securities (the PSI 401(k) Plan or the Plan). Only Class Z shares are offered through this Prospectus. The Fund also offers Class A, Class B and Class C shares through the attached Prospectus dated January 2, 1996 (the Retail Class Prospectus) which is a part hereof.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated January 2, 1996, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.

--------------------------------------------------------------------------------
Investors are advised to read this Prospectus and retain it for future reference.
--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

================================================================================
                                  FUND EXPENSES
================================================================================

  Shareholder Transaction Expenses                                                     Class Z Shares
                                                                                       --------------
     Maximum Sales Load Imposed on Purchases
       (as a percentage of offering price) .........................................        None
     Maximum Sales Load or Deferred Sales Load Imposed on Reinvested Dividends ....         None

     Deferred Sales Load (as a percentage of original purchase price
       or redemption proceeds, whichever is lower) .................................        None
     Redemption Fees ..............................................................         None
     Exchange Fee .................................................................         None

  Annual Fund Operating Expenses                                                        Class Z Shares*
    (as a percentage of average net assets)                                             ---------------
     Management Fees ..............................................................         .75%
     12b-1 Fees ...................................................................         None


     Other Expenses ...............................................................         .51%
                                                                                           ----
      Total Fund Operating Expenses ................................................       1.26%
                                                                                           ====


                                                                         1        3        5       10
  Example                                                                year     years    years    years
  -------                                                                ----     -----    -----    -----

  You would pay the following expenses on
   a $1,000 investment, assuming:
   (1) 5% annual return and
   (2) redemption at the end of each time period:
   Class Z* ............................................................$13      $40      $69       $152



The above example is based on expenses expected to have been incurred if Class Z shares had been in existence during the entire fiscal year ended October 31, 1995. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.


The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in Class Z shares of the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed" in the Retail Class Prospectus. "Other Expenses" includes operating expenses of the Fund, such as Directors' and professional fees, registration fees, reports to shareholders, transfer agency and custodian fees and franchise taxes.


----------
* Estimated based on expenses expected to have been incurred if Class Z shares had been in existence during the entire fiscal year ended October 31, 1995.

     The following information supplements "How the Fund is Managed--Distributor" in the Retail Class Prospectus:

          Prudential Securities serves as the Distributor of Class Z shares and incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which are reimbursed by or paid for by the Fund.

     The following information supplements "How the Fund Values its Shares" in the Retail Class Prospectus:


          The NAV of Class Z shares will generally be higher than the NAV of Class A, B or C shares because Class Z shares are not subject to any distribution and/or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution-related expense accrual among the classes.


     The following information supplements "Taxes, Dividends and Distributions--Taxation of Shareholders" in the Retail Class Prospectus:

          As a qualified plan, the PSI 401(k) Plan generally pays no federal income tax. Individual participants in the Plan should consult the Plan documents and their own tax advisers for information on the tax consequences associated with participating in the PSI 401(k) Plan.


          The per share dividends on Class Z shares will generally be higher than the per share dividends on Classes A, B or C shares because Class Z shares are not subject to any distribution and/or service fee.


          The following information replaces the information under "Shareholder Guide--How to Buy Shares of the Fund" and "Shareholder Guide--How to Sell Your Shares" in the Retail Class Prospectus:


          Class Z shares of the Fund are offered exclusively for sale to the participants in the PSI 401(k) Plan. Such shares may be purchased or redeemed only by the Plan on behalf of individual plan participants at NAV without any sales or redemption charge. Class Z shares are not subject to any minimum investment requirements. The Plan purchases and redeems shares to implement the investment choices of individual plan participants with respect to their contributions in the Plan. All purchases through the Plan will be for Class Z shares. Individual plan participants should contact the Prudential Securities Benefits Department for information on making or changing of investment choices. The Prudential Securities Benefits Department is located at One Seaport Plaza, 33rd Floor, New York, New York 10292 and may be reached by calling (212) 214-7194.


          The average net asset value per share at which shares of the Fund are purchased or redeemed by the Plan for the accounts of individual plan participants might be more or less than the net asset value per share prevailing at the time that such participants made their investment choices or made their contributions to the Plan.

     The following information supplements "Shareholder Guide--How to Exchange Your Shares" in the Retail Class Prospectus:


          It is anticipated that Class A shares held through the PSI 401(k) Plan on behalf of participants will be automatically exchanged at relative net asset value for Class Z shares in March 1996. You should contact the Prudential Securities Benefits Department about how to exchange your Class Z shares for Class Z shares of other Prudential Mutual Funds. See "How to Buy Shares of the Fund" above.


     The information above also supplements the information under "Fund Highlights" in the Retail Class Prospectus as appropriate.

Prudential Global Fund, Inc.




--------------------------------------------------------------------------------
Prospectus dated January 2, 1996
--------------------------------------------------------------------------------

Prudential Global Fund, Inc. (the Fund) is an open-end, diversified management investment company. Its investment objective is to seek long-term growth of capital, with income as a secondary objective. The Fund seeks to achieve its objective through investment in a diversified portfolio of securities which will consist of marketable securities of U.S. and non-U.S. issuers. The Fund may invest in all types of common stocks and equivalents (such as convertible debt securities and warrants), preferred stocks, bonds and other debt obligations, including money market instruments, of foreign and domestic companies and governments, governmental agencies and international organizations. The Fund also may engage in derivative transactions, such as those involving stock options, options on debt securities, options on stock indices, stock index futures and options on stock index futures so as to hedge its portfolio and to attempt to enhance return. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies". The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.

The Fund is not intended to constitute a complete investment program. The Fund intends to pay annual dividends consisting of substantially all of its net investment income and net short-term and long-term capital gains, if any. Because of its objective and policies, including its international orientation, the Fund may be considered of a speculative nature and subject to greater investment risks than are assumed by certain other investment companies which invest solely in domestic securities. See "How the Fund Invests--Risks and Special Considerations".

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated January 2, 1996, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund, at the address or telephone number noted above.


--------------------------------------------------------------------------------
Investors are advised to read this Prospectus and retain it for future reference.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

================================================================================
                                 FUND HIGHLIGHTS
================================================================================
     The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

What is Prudential Global Fund, Inc.?

     Prudential Global Fund, Inc. is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, diversified management investment company.

What is the Fund's Investment Objective?

     The Fund's investment objective is to seek long-term growth of capital with income as a secondary objective. The Fund seeks to achieve its objective through investment in a diversified portfolio of marketable securities of U.S. and non-U.S. issuers. There can be no assurance that the Fund's objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 8.

Risk Factors and Special Characteristics

     While the Fund is not required to maintain any particular geographic or currency mix of its investments, under normal circumstances the Fund intends to maintain investments in a minimum of four countries, which may include the United States. The Fund may, from time to time, invest up to 65% of its assets in companies and governments located in any one country. The Fund may invest in all types of common stocks and equivalents, preferred stocks, bonds and other debt obligations of foreign and domestic companies, governments, government agencies and international organizations. See "How the Fund Invests--Investment Objective and Policies" at page 8. Investing in securities of foreign companies and countries involves certain considerations and risks not typically associated with investing in U.S. Government Securities and those of domestic companies. See "How the Fund Invests--Risks and Special Considerations" at page 14. The Fund may also engage in hedging and return enhancement strategies, including derivatives, the purchase and sale of put and call options, foreign currency forward contracts, options and futures transactions and related short-term trading. See "How the Fund Invests--Hedging and Return Enhancement Strategies" at page 9.


 Who Manages the Fund?


     Prudential Mutual Fund Management, Inc. (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .75 of 1% of the Fund's average daily net assets. As of November 30, 1995, PMF served as manager or administrator to 60 investment companies, including 36 mutual funds, with aggregate assets of approximately $50 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 15. The management fee is higher than that paid by most other investment companies.


Who Distributes the Fund's Shares?


     Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Fund's Class A, Class B and Class C shares and is paid an annual distribution and service fee which is currently being charged at the rate of .25 of 1% of the average daily net assets of the Class A shares, and at the annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. Prior to January 2, 1996, Prudential Mutual Fund Distributors, Inc. (PMFD) acted as Distributor of the Fund's Class A shares. See "How the Fund is Managed--Distributor" at page 16.

What is the Minimum Investment?


     The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors and for purchases made in connection with the "Best Minds" program sponsored by the Distributor. For purchases made through the Automatic Savings Accumulation Plan the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 21 and "Shareholder Guide--Shareholder Services" at page 29.


How Do I Purchase Shares?


     You may purchase shares of the Fund through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund, through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent) at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "How the Fund Values Its Shares" at page 18 and "Shareholder Guide--How to Buy Shares of the Fund" at page 21.


What Are My Purchase Alternatives?

     The Fund offers three classes of shares:

     o    Class A Shares: Sold with an initial sales charge of up to 5% of the offering price.

     o    Class B Shares: Sold without an initial sales charge but are subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

     o    Class C Shares: Sold without an initial sales charge and, for one year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.

     See "Shareholder Guide--Alternative Purchase Plan" at page 22.

How Do I Sell My Shares?


     You may redeem shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 25.


How are Dividends and Distributions Paid?

     The Fund expects to pay dividends of net investment income and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 19.

====================================================================================================================================
                                                            FUND EXPENSES
====================================================================================================================================


Shareholder Transactions Expenses+                                   Class A Shares     Class B Shares       Class C Shares
                                                                     --------------     --------------       --------------
    Maximum Sales Load Imposed on Purchases (as a
     percentage of offering price) .................................       5%                 None                 None

    Maximum Sales Load or Deferred Sales Load Imposed on
     Reinvested Dividends ..........................................      None                None                 None

    Deferred Sales Load (as a percentage of original purchase
     price or redemption proceeds, whichever is lower) .............      None          5% during the first    1% on redemptions
                                                                                        year, decreasing by    made within one year
                                                                                        1% annually to 1% in   of purchase
                                                                                        the fifth and sixth
                                                                                        years and 0% the
                                                                                        seventh year*

    Redemption Fees ................................................      None                None                 None
    Exchange Fees ..................................................      None                None                 None


Annual Fund Operating Expenses
(as a percentage of average net assets)                              Class A Shares        Class B Shares       Class C Shares
                                                                     --------------        --------------       --------------
    Management Fees ................................................       .75%                  .75%                .75%
    12b-1 Fees (after reduction) ...................................       .25%++                .93%               1.00%
    Other Expenses .................................................       .51%                  .51%                .51%
                                                                          ----                  ----                ----
    Total Fund Operating Expenses ..................................      1.51%                 2.19%               2.26%
                                                                          ====                  ====                ====


                                                                                      1        3       5       10
Example                                                                             Year     Years   Years    Years
                                                                                    -----    -----   -----    -----

You would pay the following expenses on a $1,000 investment, assuming
 (1) 5% annual return and (2) redemption at the end of each time period:
      Class A .................................................................      $65      $95     $128     $221
      Class B .................................................................      $72      $99     $127     $210
      Class C .................................................................      $33      $70     $120     $258
You would pay the following expenses on the same investment, assuming no redemption:
      Class A .................................................................      $65      $95     $128     $221
      Class B .................................................................      $22      $69     $117     $227
      Class C .................................................................      $23      $70     $128     $258



The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed". "Other Expenses" includes operating expenses of the Fund such as Directors' and professional fees, registration fees, reports to shareholders, transfer agency and custodian fees and franchise taxes.

----------------
* Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature--Class B Shares."

+ Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Fund rather than on a per shareholder basis. Therefore long-term shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."


++ Although the Class A Distribution and Service Plan provides that the Fund may pay up to an annual rate of .30 of 1% of the average daily net assets of the Class A shares, the Distributor has agreed to limit its distribution fees with respect to Class A shares of the Fund to .25 of 1% of the average daily net asset value of the Class A shares for the fiscal year ending October 31, 1996. Total operating expenses without such limitation would be 1.56%. See "How the Fund is Managed--Distributor".

================================================================================
                              FINANCIAL HIGHLIGHTS
       (for a share outstanding throughout each of the indicated periods)
                                (Class A Shares)
================================================================================

     The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements.

                                                                                     Class A
                                            ---------------------------------------------------------------------------------------
                                                                                                                        January 22,
                                                                                                                          1990(d)
                                                                    Year ended October 31,                                through
                                            -----------------------------------------------------------------------     October 31,
                                              1995          1994            1993            1992            1991           1990
                                            --------      --------        --------        --------        ---------     ----------

PER SHARE OPERATING PERFORMANCE(b):
Net asset value, beginning of period ......  $ 14.89       $13.17          $ 9.58          $10.08           $ 9.19        $10.38
                                            --------      -------         -------         -------          -------         ------
Income from investment operations:
Net investment income (loss) ..............      .01         (.04)           0.02            0.03             0.07          0.12
Net realized and unrealized gain
 (loss) on investment
 and foreign currency transactions ........      .81         1.76            3.57            (.53)            1.02         (1.31)
                                            --------      -------         -------         -------          -------         ------
Total from investment operations ..........      .82         1.72            3.59            (.50)            1.09         (1.19)
                                            --------      -------         -------         -------          -------         ------
Less distributions:
Dividends from net investment income ......     --           --              --              --              (0.16)          --
Distributions from net realized gains
 on investment and foreign currency
 transactions .............................     (.19)        --              --              --              (0.04)
Total distributions .......................     (.19)        --              --              --              (0.20)          --
                                            --------      -------         -------         -------          -------         ------
Net asset value, end of period ............  $ 15.52      $ 14.89          $13.17          $ 9.58           $10.08        $ 9.19
                                            ========      =======         =======         =======          =======         ======
TOTAL RETURN(c) ...........................     5.74%       13.06%          37.47%          (4.96)%          12.11%       (11.46)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ........... $222,002      $73,815         $42,021         $13,973          $14,154         $8,727
Average net assets (000) .................. $174,316      $58,455         $21,409         $14,758          $10,593         $7,151
Ratios to average net assets:
 Expenses, including distribution fees ....     1.51%        1.55%           1.56%           1.71%            1.72%         1.57%(a)
 Expenses, excluding distribution fees ....     1.26%        1.30%           1.36%           1.51%            1.52%         1.37%(a)
 Net investment income (loss) .............      .10%       (0.29)%          0.20%           0.22%            0.65%         1.61%(a)
Portfolio turnover rate ...................      .50%          49%             69%             58%             126%           35%

----------
(a)  Annualized.
(b)  Based on average shares outstanding, by class.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d)  Commencement of offering of Class A shares.

================================================================================
                              FINANCIAL HIGHLIGHTS
       (for a share outstanding throughout each of the indicated periods)
                                (Class B Shares)
================================================================================


     The following financial highlights for the six years ended October 31, 1995 have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements.



                                                                              Class B
                                         -------------------------------------------------------------------------------------------
                                                                        Year ended October 31,
                                         -------------------------------------------------------------------------------------------
                                             1995          1994            1993          1992           1991            1990
                                         -----------    -----------    -----------    -----------    -----------    -----------
PER SHARE OPERATING
 PERFORMANCE(a):
Net asset value, beginning of period ..  $     14.53    $     12.94    $      9.47    $     10.05    $      9.14    $     10.46
                                         -----------    -----------    -----------    -----------    -----------    -----------
Income from investment operations:
Net investment income (loss) ..........         (.11)          (.13)         (0.04)         (0.05)          --             0.05
Net realized and unrealized gain (loss)
 on investment and foreign currency
 transactions .........................          .80           1.72           3.51          (0.53)          1.02          (1.10)
                                         -----------    -----------    -----------    -----------    -----------    -----------
Total from investment operations ......          .69           1.59           3.47          (0.58)          1.02          (1.05)
                                         -----------    -----------    -----------    -----------    -----------    -----------
Less distributions:
Dividends from net investment
 income ...............................         --             --             --             --            (0.07)         (0.18)
Distributions paid to shareholders from
 net realized gains on investment
 and foreign currency transactions ....         (.19)          --             --             --            (0.04)         (0.09)
                                         -----------    -----------    -----------    -----------    -----------    -----------
Total distributions ...................         (.19)          --             --             --            (0.11)         (0.27)
                                         -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, end of period ........  $     15.03    $     14.53    $     12.94    $      9.47    $     10.05    $      9.14
                                         ===========    ===========    ===========    ===========    ===========    ===========
TOTAL RETURN(c) .......................         4.98%         12.29%         36.64%         (5.77)%        11.29%        (10.43)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) .......  $   268,498    $   410,520    $   251,133    $   178,438    $   249,582    $   261,555
Average net assets (000) ..............  $   287,656    $   345,771    $   183,741    $   210,464    $   253,866    $   328,467
Ratios to average net assets:
 Expenses, including distribution
  fees ................................         2.19%          2.24%          2.24%          2.40%          2.44%          2.23%
 Expenses, excluding distribution
 fees .................................         1.27%          1.31%          1.36%          1.51%          1.53%          1.37%
 Net investment income (loss) .........         (.84)%        (0.97)%        (0.39)%        (0.47)%        (0.01)%         0.51%
Portfolio turnover rate ...............           50%            49%            69%            58%           126%            35%





                                                                  Class B
                                         -----------------------------------------------------------
                                                           Year ended October 31,
                                         -----------------------------------------------------------
                                             1989          1988(b)            1987          1986
                                         -----------    -----------       -----------    -----------

PER SHARE OPERATING
 PERFORMANCE(a):
Net asset value, beginning of period ..  $     10.09    $      9.86       $      9.96    $      6.95
                                         -----------    -----------       -----------    -----------
Income from investment operations:
Net investment income (loss) ..........         0.15           0.17              0.06          (0.01)+
Net realized and unrealized gain (loss)
 on investment and foreign currency
 transactions .........................         0.53           1.11              0.79           3.23
                                         -----------    -----------       -----------    -----------
Total from investment operations ......         0.68           1.28              0.85           3.22
                                         -----------    -----------       -----------    -----------
Less distributions:
Dividends from net investment
 income ...............................        (0.19)         (0.07)             --            (0.02)
Distributions paid to shareholders from
 net realized gains on investment
 and foreign currency transactions ....        (0.12)         (0.98)            (0.95)         (0.19)
                                         -----------    -----------       -----------    -----------
Total distributions ...................        (0.31)         (1.05)            (0.95)         (0.21)
                                         -----------    -----------       -----------    -----------
Net asset value, end of period ........        10.46    $     10.09       $      9.86    $      9.96
                                         ===========    ===========       ===========    ===========
TOTAL RETURN(c) .......................         6.92%         13.58%             8.81%         46.45%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) .......  $   385,578    $   523,743       $   628,542    $   376,839
Average net assets (000) ..............  $   448,737    $   571,420       $   697,486    $   238,239
Ratios to average net assets:
 Expenses, including distribution
  fees ................................         1.82%          1.86%(d)          1.96%          1.89%(d)
 Expenses, excluding distribution
 fees .................................         1.34%          1.17%(d)          1.14%          1.03%(d)
 Net investment income (loss) .........         1.45%          1.71%(d)          0.52%         (0.13)%(d)
Portfolio turnover rate ...............           60%            82%              135%            80%



----------------
(a)  Based on average shares outstanding, by class.
(b) On March 1, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as investment adviser and since then has acted as manager of the Fund. See "Manager" in the Statement of Additional Information.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d)  Net of expense subsidy or reimbursement.

================================================================================
                              FINANCIAL HIGHLIGHTS
        (for a share outstanding throughout each of the indicated period)
                                (Class C Shares)
================================================================================


         The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. The information is based on data contained in the financial statements.


                                                            Class C
                                              ----------------------------------
                                                    Year       August 1, 1994(d)
                                                   Ended            through
                                              October 31, 1995  October 31, 1994
                                              ----------------  ----------------
PER SHARE OPERATING PERFORMANCE(b):
Net asset value, beginning of period .........  $   14.53     $   12.94
Income from investment operations:
Net investment loss ..........................       (.11)         (.03)
Net realized and unrealized gain on investment
  and foreign currency transactions ..........        .80          1.62
                                                ---------     ---------
Total from investment operations .............        .69          1.59
                                                ---------     ---------
Less distributions:
Dividends from net investment income .........       --            --
Distributions paid to shareholders from net
  realized gains on investment
 and foreign currency transactions ...........       (.19)         --
                                                ---------     ---------
Total distributions ..........................       (.19)         --
                                                ---------     ---------
Net asset value, end of period ...............  $   15.03     $   14.53
                                                =========     =========
TOTAL RETURN(c) ..............................       4.98%         3.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ..............  $   3,733     $   1,205
Average net assets (000) .....................  $   2,284     $     630
Ratios to average net assets:
 Expenses, including distribution fees .......       2.25%         2.63%(a)
 Expenses, excluding distribution fees .......       1.25%         1.63%(a)
 Net investment income (loss) ................       (.76)%      (1.21)%(a)
Portfolio turnover rate ......................         50%           49%

----------
(a)  Annualized.
(b)  Based on average shares outstanding, by class.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total return for the period less than a full year is not annualized.
(d)  Commencement of offering of Class C shares.

================================================================================
                              HOW THE FUND INVESTS
================================================================================

INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to seek long-term growth of capital, with income as a secondary objective. The Fund will seek to achieve its objectives through investment in a diversified portfolio of securities which will consist of marketable securities of U.S. and non-U.S. issuers. Marketable securities are those for which market quotations are readily available. There can be no assurance that the Fund will achieve its investment objectives. See "Investment Objective and Policies" in the Statement of Additional Information.


     The Fund's investment objective is a fundamental policy and, therefore, may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940 (the Investment Company Act). Fund policies that are not fundamental may be modified by the Board of Directors.


     The Fund may invest in all types of common stocks and equivalents (such as convertible debt securities and warrants), preferred stocks, bonds and other debt obligations, including money market instruments, of foreign and domestic companies and governments, governmental agencies and international organizations. The Fund may also invest in stock options, options on debt securities, options on stock indices, stock index futures and options on stock index futures.

     Although the Fund is not required to maintain any particular geographic or currency mix of its investments, nor required to maintain any particular proportion of stocks, bonds or other securities in its portfolio, the Fund, in view of its investment objective, presently expects to invest its assets primarily in common stocks of U.S. and non-U.S. issuers. The Fund may, however, invest substantially or primarily in debt securities of U.S. and non-U.S. issuers when it appears that the capital appreciation available from investments in such securities will equal or exceed the capital appreciation available from investments in equity securities, or when the Fund is temporarily in a defensive position. The Fund will purchase "investment grade debt including convertible debt obligations. Investment grade debt obligations are bonds rated within the four highest quality grades as determined by Moody's Investors Service (Moody's) (currently Aaa, Aa, A and Baa for bonds, MIGI, MIG2, MIG3 and MIG4 for notes and P-1 for commercial paper), or Standard & Poor's Ratings Group (S&P) (currently AAA, AA, A and BBB for bonds, SP-1 and SP-2 for notes and A-1 for commercial paper), or by another nationally recognized statistical rating organization (NRSRO) or in unrated securities of equivalent quality. Securities rated Baa by Moody's or BBB by S&P, although considered to be investment grade, lack outstanding investment characteristics and, in fact, have speculative characteristics. Lower rated securities are subject to a greater risk of loss of principal and interest. Debt securities may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Moreover, should extraordinary market conditions warrant, the Fund may temporarily be invested primarily in securities of U.S. issuers.

     The Fund is intended to provide investors with the opportunity to invest in a portfolio of securities of companies and governments located throughout the world. In making the allocation of assets among the various countries and geographic regions, the Fund's investment adviser ordinarily considers such factors as prospects for relative economic growth between foreign countries; expected levels of inflation and interest rates; government policies influencing business conditions; the range of individual investment opportunities available to international investors; and other pertinent financial, tax, social, political and national factors all in relation to the prevailing prices of the securities in each country or region.

     Investments may be made in companies based in (or governments of or within) the Pacific Basin (such as Japan, Australia, Singapore, Malaysia and Hong Kong) and Western Europe (such as the United Kingdom, Germany, Switzerland, the Netherlands, France, Belgium, Spain and Scandinavia), as well as the United States, Canada and such other areas and countries as the investment adviser may determine from time to time. The Fund intends to maintain investments in a minimum of four countries, which may include the United States, but may, from time to time, invest up to 65% of its assets in companies and governments located in any one country.

     The Fund may invest in securities not listed on securities exchanges. These securities will generally have an established market (such as the over-the-counter market), the depth and liquidity of which may vary from time to time and from security to security. In addition, the Fund may invest to a limited extent in securities of companies which have been in existence for less than three years, in securities for which market quotations are not readily available and in securities of other registered investment companies. See "Investment Restrictions" in the Statement of Additional Information.

     In analyzing companies for investment, the investment adviser ordinarily looks for one or more of the following characteristics: prospects for above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their marketplace all in relation to the prevailing prices of the securities of such companies.


HEDGING AND RETURN ENHANCEMENT STRATEGIES

     The Fund may also engage in various portfolio strategies, including derivatives, to reduce certain risks of its investments and to attempt to enhance return. These strategies include the purchase and sale of put and call options, and the purchase and sale of stock index futures and combinations thereof. The Manager will use such techniques as market conditions warrant. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objective and Policies" in the Statement of Additional Information. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.


Options Transactions

     Exchange-Traded Options. The Fund may purchase and write (i.e., sell) exchange traded put and call options on equity securities, debt securities or stock indices.

     A call option on equity securities gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities subject to the option at a specified price (the "exercise price" or "strike price"). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities to the purchaser upon receipt of the exercise price. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

     A put option on equity securities gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund as the writer of a put option might, therefore, be obligated to purchase underlying securities for more than their current market price.

     Options on stock indices are similar to options on equity securities except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right, in return for a premium paid, to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of an index option, in return for the premium, is obligated to pay the amount of cash due upon exercise of the option.

     The Fund will write only "covered" options. An option is covered if the Fund, so long as it is obligated under the option, owns an offsetting position in the underlying securities or maintains cash, U.S. Government securities or other liquid high-grade debt obligations with a value sufficient at all times to cover its obligations in a segregated account. See "Investment Objective and Policies--Limitations on Purchase and Sale of Stock Options, Options on Stock Indices and Stock Index Futures" in the Statement of Additional Information.

     There is no limitation on the amount of call options the Fund may write. The Fund may only write covered put options to the extent that cover for such options does not exceed 25% of the Fund's net assets. The Fund will not purchase an option if, as a result of such purchase, more than 20% of its total assets would be invested in premiums for such options.


     Over-the-Counter Options. The Fund may also purchase and write (i.e., sell) put and call options on equity and debt securities and on stock indices in the over-the-counter market (OTC options). Unlike exchange-traded options, OTC options are contracts between the Fund and its counterparty without the interposition of any clearing organization. Thus, the value of an OTC option is particularly dependent on the financial viability of the OTC counterparty. The Fund's ability to purchase and write OTC options may be limited by market conditions, regulatory limits and tax considerations. There are certain risks associated with investments in OTC options. See "Investment Objective and Policies--Special Risks of Purchasing OTC Options" in the Statement of Additional Information.


 Stock Index Futures

     The Fund may purchase and sell stock index futures which are traded on a commodities exchange or board of trade for certain hedging and risk management purposes in accordance with regulations of the Commodity Futures Trading Commission.

     A stock index futures contract is an agreement in which one party agrees to deliver to another an amount of cash equal to a specific dollar amount times the difference between a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. The Fund may not purchase or sell stock index futures if, immediately thereafter, more than one-third of its net assets would be hedged. In addition, except in the case of a call written and held on the same index, the Fund will write call options on indices or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indices) upon which the options or futures contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding would not exceed one-third of the value of the Fund's net assets. The Fund also may not purchase or sell stock index futures for risk management purposes if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the liquidation value of the Fund's total assets. The Fund may purchase and sell stock index futures, without limitation, for bona fide hedging purposes.

     The Fund's successful use of stock index futures contracts and options on indices depends upon its ability to predict the direction of the market underlying the index and is subject to various additional risks. The correlation between movements in the price of the stock index future and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contract, resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of a futures contract or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or related options on any particular day. In addition, if the Fund purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, the Fund might create a loss on the futures contract. In addition, the ability of the Fund to close out a futures position or an option depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option at any particular time. See "Investment Objective and Policies" in the Statement of Additional Information.

     The Fund's ability to enter into stock index futures and listed options is limited by the requirements of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), for qualification as a regulated investment company. See "Taxes" in the Statement of Additional Information.


Risks of Hedging and Return Enhancement Strategies


     Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the investment adviser's prediction of movements in the direction of the securities markets is inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options and stock index futures include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of specific securities being hedged or the movement in stock indices; (2) imperfect correlation between the price of options and stock index futures and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions. See "Investment Objective and Policies" and "Taxes" in the Statement of Additional Information.

Forward Foreign Currency Exchange Contracts

     A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (typically large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged for such trades. See "Investment Objective and Policies Forward Foreign--Currency Exchange Contracts" in the Statement of Additional Information.

     When the Fund invests in foreign securities, the Fund may enter into forward contracts in several circumstances to protect the value of its portfolio. The Fund may not use forward contracts to generate income, although the use of such contracts may incidentally generate income. There is no limitation on the value of forward contracts into which the Fund may enter. However, the Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency. The Fund will not speculate in forward contracts. The Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of securities held in its portfolio denominated or quoted in, or currently convertible into, such currency.

     When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract, for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the portfolio securities of the Fund denominated in such foreign currency. Requirements under the Internal Revenue Code for qualification as a regulated investment company may limit the Fund's ability to engage in transactions in forward contracts. See "Taxes" in the Statement of Additional Information.

Futures Contracts On Foreign Currencies and Options On Futures Contracts

     The Fund may buy and sell futures contracts on foreign currencies and groups of foreign currencies (futures contracts) such as the European Currency Unit and related options thereon solely for hedging purposes. A European Currency Unit is a basket of specified amounts of the currencies of certain member states of the European Union, a Western European economic cooperative organization including, inter alia, France, Germany, the Netherlands and the United Kingdom. The Fund will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. A "sale" of a futures contract means the assumption of a contractual obligation to deliver the specified amount of foreign currency at a specified price in a specified future month. A "purchase" of a futures contract means the assumption of a contractual obligation to acquire the currency called for by the contract at a specified price in a specified future month. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial margin). Thereafter, the futures contract is valued daily and the payment of "variation margin" may be required, resulting in the Fund's providing or receiving cash that reflects any decline or increase in the contract's value, a process known as "marking to market".

     The Fund intends to engage in futures contracts on foreign currencies and options on these futures transactions as a hedge against changes in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the CFTC). The Fund also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.

Options On Foreign Currencies

     The Fund may purchase and write put and call options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies are similar to options on stock, except that the Fund has the right to take or make delivery of a specified amount of foreign currency, rather than stock.

     The Fund may purchase and write options to hedge the Fund's portfolio securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which the Fund's portfolio securities are denominated, the dollar value of such securities will decline even though the foreign currency value remains the same. See "Special Considerations and Risks" below. To hedge against the decline of the foreign currency, the Fund may purchase put options on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the portfolio securities. Alternatively, the Fund may write a call option on the foreign currency. If the value of the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the Fund received for the option.

     If, on the other hand, the investment adviser anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, the Fund could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

Risks of Investing In Foreign Currency, Forward Contracts, Options and Futures


     The Fund's successful use of forward foreign currency exchange contracts, options on foreign currencies, futures contracts on foreign currencies and options on such contracts depends upon the investment adviser's ability to predict the direction of the market and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. For instance, if the value of the securities being hedged moves in a favorable direction, the advantage to the Fund would be wholly or partially offset by a loss in the forward contracts or futures contracts. Further, if the value of the securities being hedged does not change, the Fund's net income would be less than if the Fund had not hedged since there are transactional costs associated with the use of these investment practices.


     These practices are subject to various additional risks. The correlation between movements in the price of options and futures contracts and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. In addition, if the Fund purchases these instruments to hedge against currency advances before it invests in securities denominated in such currency and the currency market declines, the Fund might incur a loss on the futures contract. The Fund's ability to establish and maintain positions will depend on market liquidity. The ability of the Fund to close out a futures position or an option depends upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option at any particular time. See "Risks of Transactions in Options" and "Risks of Transactions in Futures Contracts" under "Investment Objective and Policies" in the Statement of Additional Information.

Limitations On Options and Futures Contracts

     The Fund will not (a) write puts having aggregate exercise prices greater than 25% of total assets, or (b) purchase (i) put options on foreign currencies or (ii) call options on foreign currencies if, after any such purchase, the aggregate premiums paid for such options would exceed 10% of the Fund's total assets. There are no other limitations on the amount of foreign currencies that may be hedged, and no limitations on the use of assets to cover options, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Fund's assets. Requirements for qualification as a regulated investment company under the Internal Revenue Code may limit the Fund's ability to engage in transactions in options on foreign currencies. See "Taxes" in the Statement of Additional Information.

OTHER INVESTMENT PRACTICES

     Repurchase Agreements

     The Fund may on occasion enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily, and, as the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. The Fund participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management, Inc. pursuant to an order of the Securities and Exchange Commission (SEC). The Fund may invest up to 5% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

     Illiquid Securities


     The Fund may hold up to 5% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

     The staff of the SEC has taken the position that purchased over-the-counter
(OTC) options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid." See "Investment Objective and Policies Illiquid Securities" in the Statement of Additional Information.


     Securities Lending

     The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or equivalent collateral or secures a letter of credit in favor of the Fund in an amount equal to at least 100%, determined daily, of the market value of the securities loaned which are maintained in a segregated account pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The Fund does not presently intend to lend more than 5% of the value of its total assets and, as a matter of fundamental policy, the Fund cannot lend more than 10% of the value of its total assets. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if such vote was considered important with respect to the Fund's investment in the securities on loan.


     The Fund will enter into securities lending transactions only with parties who meet creditworthiness standards approved by the Board of Directors. The investment adviser monitors the creditworthiness of such parties under the Board of Directors' general supervision.

     Borrowing

     The Fund may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings.

     Portfolio Turnover

     The Fund anticipates that its annual portfolio turnover rate will not exceed 100% in normal circumstances.


RISKS AND SPECIAL CONSIDERATIONS

     Investing in securities of foreign companies and countries involves certain risks and considerations which are not typically associated with investing in U.S. Government securities and those of domestic companies. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by the U.S. Government or by domestic companies. In addition, there may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries.


     There may be less publicly available information about foreign companies and governments compared to reports and ratings published about U.S. companies. Foreign securities markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States.

     Shareholders should be aware that investing in the equity and fixed-income markets of developing countries involves exposure to economies that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities, described above, may be greater with respect to investments in developing countries.

     The operating expense ratio of the Fund can be expected to be higher than that of an investment company investing exclusively in domestic securities since the expenses of the Fund, such as custodial costs, valuation costs and communication costs, as well as the rate of the management fee (.75 of 1% of the Fund's average daily net assets), though similar to such expenses of other international funds, are higher than those costs incurred by other investment companies.

INVESTMENT RESTRICTIONS

     The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Such fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. See "Investment Restrictions" in the Statement of Additional Information.

================================================================================
                             HOW THE FUND IS MANAGED
================================================================================

     The Fund has a Board of Directors which, in addition to overseeing the actions of the Fund's Manager, Subadviser and Distributor, as set forth below, decides upon matters of general policy. The Fund's Manager conducts and supervises the daily business operations of the Fund. The Fund's Subadviser furnishes daily investment advisory services.


     For the fiscal year ended October 31, 1995, the Fund's total expenses as a percentage of average net assets for the Fund's Class A, Class B and Class C shares were 1.51%, 2.19% and 2.25%, respectively. See "Financial Highlights ".


MANAGER


         Prudential Mutual Fund Management, Inc. (PMF or the Manager), One Seaport Plaza, New York, New York 10292, is the Manager of the Fund and is compensated for its services at an annual rate of .75 of 1% of the Fund's average daily net assets. It was incorporated in May 1987 under the laws of the State of Delaware. For the fiscal year ended October 31, 1995, the Fund paid management fees to PMF of .75% of the Fund's average net assets. See "Manager" in the Statement of Additional Information.

     As of November 30, 1995, PMF served as the manager of 36 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator of 24 closed-end investment companies, with aggregate assets of approximately $50 billion.


     Under the Management Agreement with the Fund, PMF manages the investment operations of the Fund and also administers the Fund's corporate affairs. See "Manager" in the Statement of Additional Information.

     Under a Subadvisory Agreement between PMF and The Prudential Investment Corporation (PIC or the Subadviser), PIC furnishes investment advisory services in connection with the management of the Fund and is reimbursed by PMF for its reasonable costs and expenses incurred in providing such services. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.


     The current portfolio manager of the Fund is Daniel J. Duane, a Managing Director and Chief Investment Officer for Global Equity Investments of Prudential Mutual Fund Investment Management, a unit of The Prudential Investment Corporation (PIC). Mr. Duane has responsibility for the day-to-day management of the Fund's portfolio. Mr. Duane has been employed by PIC as a portfolio manager since 1990. He was formerly with First Investors Asset Management from 1986 to 1990 as senior portfolio manager and head of global equity investments. Mr. Duane is a Chartered Financial Analyst. Mr. Duane also serves as the portfolio manager of the Prudential Series Fund Global Equity Portfolio, Prudential Global Genesis Fund, Prudential Europe Growth Fund, Inc. and Prudential Pacific Growth Fund, Inc.


     PMF and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.


     Consistent with the investment objectives and policies of the Fund, Mr. Duane evaluates the economic climate in various countries and focuses on growth-oriented global equity investments. He seeks to identify long-term themes and changing economic conditions that, in his opinion, will lead to earnings growth. His portfolio management style can be referred to as "bottom up" in that his primary focus is on individual stocks. He evaluates historical business trends in the United States when looking for long-term investment opportunities abroad (the "rear view mirror" analysis). He generally maintains exposure to major world stock markets and, under normal market conditions, seeks to keep the portfolios fully invested. Mr. Duane consults with a team of regional equity analysts who provide research on existing holdings of the Fund and on potential acquisitions.

DISTRIBUTOR


     Prudential Securities Incorporated (Prudential Securities or PSI), One Seaport Plaza, New York, New York 10292, is a corporation organized under the laws of the State of Delaware and serves as the distributor of theClass A, Class B and Class C shares of the Fund. It is an indirect, wholly-owned subsidiary of Prudential. Prior to January 2, 1996, Prudential Mutual Fund Distributors, Inc.
(PMFD), One Seaport Plaza, New York, New York 10292, served as the distributor of the Class A shares of the Fund.

     Under separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and separate distribution agreements (the Distribution Agreements), Prudential Securities (also the Distributor) incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Fund may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.


     Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


     Under the Class A Plan, the Fund may pay Prudential Securities for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of up to .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. Prudential Securities has agreed to limit its distribution-related fees payable under the Class A Plan to
 .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending October 31, 1996.




     Under the Class B Plan, the Fund pays Prudential Securities for its distribution-related activities with respect to Class B shares at an annual rate of .75 of 1% of average daily net assets of the Class B shares up to the level of the average daily net assets of the Fund as of February 26, 1986, plus 1% of average daily net assets of the Class B shares in excess of such level. Under the Class C Plan, the Fund pays Prudential Securities for its distribution-related activities with respect to the Class C shares at an annual rate of 1% of average daily net assets of Class C shares. The Class B and Class C Plans provide for the payment to Prudential Securities of (i) an asset-based sales charge of, with respect to the Class B shares, .50 of 1% of the average daily net assets of the Class B shares up to the level of the average daily net assets of the Fund on February 26, 1986, plus .75 of 1% of the average daily net assets of the Class B shares in excess of such level, and, with respect to the Class C shares, .75 of 1% of the average daily net assets of the Class C shares and (ii) a service fee of .25 of 1% of the average daily net assets of the Class B and Class C shares, respectively. The service fee is used to pay for personal service and/or the maintenance of shareholders accounts. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."

     For the fiscal year ended October 31, 1995, the Fund paid distribution expenses of .25%, 93% and 1.00% of the average net assets of the Class A, Class B and Class C shares, respectively. The Fund records all payments made under the Plans as expenses in the calculation of net investment income.

     Distribution expenses attributable to the sale of shares of the Fund will be allocated to each class based upon the ratio of sales of each class to the sales of all shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


     Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Directors), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or of a majority of the outstanding shares of the applicable class of the Fund. The Fund will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.


     In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons which distribute shares of the Fund. Such payment may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

     The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

     On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.


     Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.


     In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

     For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

     The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank & Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

     Prudential Securities may act as a broker or futures commission merchant for the Fund provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.


     Prudential Mutual Fund Services, Inc., (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.


================================================================================
                         HOW THE FUND VALUES ITS SHARES
================================================================================

     The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets, and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The Board of Directors has fixed the specific time of day for the computation of the Fund's net asset value to be as of 4:15 P.M., New York time.

     Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Directors. See "Net Asset Value" in the Statement of Additional Information.


     The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. See "Net Asset Value" in the Statement of Additional Information.


     Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. It is expected, however, that the NAV of the three classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution-related expense accrual differential among the classes.

================================================================================
                       HOW THE FUND CALCULATES PERFORMANCE
================================================================================

     From time to time the Fund may advertise its total return (including "average annual" total return and "aggregate" total return) and yield in advertisements or sales literature. Total return and yield are calculated separately for Class A, Class B and Class C shares. These figures are based on historical earnings and are not intended to indicate future performance. The "total return" shows how much an investment in the Fund would have increased (decreased) over a specified period of time (i.e., one, five or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The "yield" refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then "annualized"; that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each

30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The Fund may also include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals, and market indices. The Fund will include performance data for each class of shares of the Fund offered through this Prospectus in any advertisement or information including performance data of the Fund. Further performance information is contained in the Fund's annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services Reports to Shareholders."


================================================================================
                       TAXES, DIVIDENDS AND DISTRIBUTIONS
================================================================================

Taxation of the Fund

     The Fund has elected to qualify and intends to remain qualified as a regulated investment company under the Internal Revenue Code. Accordingly, the Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, that it distributes to its shareholders. See "Taxes" in the Statement of Additional Information.


     The Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). In general, PFICs are foreign corporations that own mostly passive assets or that derive 75% or more of their income from passive sources. For tax purposes, the Fund's investments in PFICs may subject the Fund to federal income taxes and a charge in the nature of interest with respect to certain gains and income realized by the Fund. Under proposed Treasury regulations, the Fund would be able to avoid such taxes and interest by electing to "mark-to-market" its investments in PFICs i.e., treat them as sold for fair market value at the end of the year.

     Under the Internal Revenue Code, special rules apply to the treatment of certain options, futures and forward contracts (Section 1256 contracts). At the end of each year, such investments held by the Fund will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes" in the Statement of Additional Information.


Taxation of Shareholders


     Any dividends out of net taxable investment income, together with distributions of net short-term capital gains (i.e., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as such to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is 28%. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income.

     Dividends paid by the Fund will be eligible for the 70% dividends-received deduction for corporate shareholders to the extent that the Fund's income is derived from certain dividends received from domestic corporations. Capital gains distributions are not eligible for the 70% dividends-received deduction. Under tax proposals included in the budget plan released by the Clinton Administration on December 7, 1995, the dividends-received deduction allowed to corporate shareholders would be reduced from 70% to 50% of eligible dividends and would be subject to additional limitations. It is currently uncertain whether, when or in what form these proposals or other changes to the dividends-received deduction will be enacted into law.


     The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of Class B or Class C shares for Class A shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

     Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes" in the Statement of Additional Information.

Withholding Taxes

     Under U.S. Treasury Regulations, the Fund is required to withhold and remit to the U.S. Treasury 31% of dividend, capital gain income and redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Dividends of net investment income and net short-term capital gains to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).

     Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at source. If the Fund should have more than 50% of the value of its assets invested in securities of foreign corporations at the close of its taxable year, which is the Fund's present intention, the Fund may elect to permit its shareholders to take, either as a credit or as a deduction, their proportionate share of the foreign income taxes paid, subject to generally applicable limitations.

Dividends and Distributions


     The Fund expects to distribute annually to its shareholders all of its net investment income and any net capital gains. Dividends paid by the Fund with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares. Distribution of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."


     Dividends and distributions will be paid in additional Fund shares based on the NAV of each class on the record date, or such other date as the Board of Directors may determine, unless the shareholder elects in writing not less than five business days prior to the record date to receive such dividend and distributions in cash. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash.

     When the Fund goes "ex-dividend," the NAV of each class is reduced by the amount of the dividend or distribution allocable to each class. If you buy shares just prior to the ex-dividend date (which generally occurs four business days prior to the record date), the price you pay will include the dividend or distribution and a portion of your investment will be returned to you as a taxable distribution. You should, therefore, consider the timing of dividends and distributions when making your purchases.

================================================================================
                               GENERAL INFORMATION
================================================================================

DESCRIPTION OF COMMON STOCK


     The Fund was incorporated in Maryland on February 28, 1984. The Fund is authorized to issue 500 million shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each consisting of 125 million authorized shares. Each class of common stock represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees which may affect performance,
(ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to participants in the PSI 401(k) Plan, an employee benefit plan sponsored by Prudential Securities. Since Class B and Class C shares generally bear higher distribution expenses than

Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders whose shares are not subject to any distribution and/or service fee. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine. Currently, the Fund is offering three classes, designated Class A, Class B and Class C shares. It is anticipated that the Fund will offer Class Z shares in or about March 1996.

     The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. The Fund's shares do not have cumulative voting rights for the election of Directors.


     The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold annual meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

ADDITIONAL INFORMATION

     This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

================================================================================
                                SHAREHOLDER GUIDE
================================================================================

HOW TO BUY SHARES OF THE FUND


     You may purchase shares of the Fund through Prudential Securities, Prusec or directly from the Fund through its Transfer Agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), Attention: Investment Services, P.O. Box 15020, New Brunswick, New Jersey 08906-5020. The offering price per share is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares."


     Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates.


     The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors and for purchases made in connection with the "Best Minds" program sponsored by the Distributor. For purchases through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services".

     The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares ".


     Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.


     Transactions in Fund shares may be subject to postage and handling charges imposed by your dealer.

     Purchase By Wire. For an initial purchase of shares of the Fund by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company, Boston, Massachusetts, Custody and Shareholder Services Division, Attention:
Prudential Global Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the sales charge alternative (Class A, Class B or Class C shares).


     If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day. See "Net Asset Value" in the Statement of Additional Information.


     In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Global Fund, Inc., Class A, Class B or Class C shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.


ALTERNATIVE PURCHASE PLAN

     The Fund offers three classes of shares (Class A, Class B and Class C shares) which allows you to choose the most beneficial sales charge structure for your individual circumstances given the amount of the purchase, the length of time you expect to hold the shares and other relevant circumstances (Alternative Purchase Plan).

                                                        Annual 12b-1 Fees
                                                    (as a % of average daily
                   Sales Charge                            net assets)                 Other Information
           -------------------------------------    ------------------------      ---------------------------------------
Class A    Maximum initial sales charge of 5% of     .30 of 1% (Currently         Initial sales charge waived or reduced
           the public offering price                  being charged at a rate     for certain purchases
                                                      of .25 of 1%)

Class B    Maximum contingent deferred sales         1%                           Shares convert to Class A shares
           charge or CDSC of 5% of the lesser of                                  approximately seven years after
           the amount invested or the redemption                                  purchase
           proceeds; declines to zero after six
           years

Class C    Maximum CDSC of 1% of the lesser          1%                           Shares do not convert to another class
           of the amount invested or the
           redemption proceeds on redemptions
           made within one year of purchase

     The three classes of shares represent an interest in the same portfolio of investments of the Funds and have the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan,
(ii) each class has exclusive voting rights with respect to its plan (except as noted under the heading "General Information--Description of Common Stock"), and
(iii) only Class B shares have a conversion feature. The three classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A shares.

     Financial advisers and other sales agents who sell shares of the Fund will receive different compensation for selling Class A, Class B and Class C shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C shares.

     In selecting a purchase alternative, you should consider, among other things, (1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

     The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

     If you intend to hold your investment in the Fund for less than 7 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

     If you intend to hold your investment for 7 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

     If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.


     If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B and Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.


     All purchases of $1 million or more, either as part of a single investment or under Rights of Accumulation or Letters of Intent, must be for Class A shares. See "Reduction and Waiver of Initial Sales Charges" below.


Class A Shares

     The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                                Sales Charge As      Sales Charge As     Dealer Concession
                                 Percentage of      Percentage of Net    as Percentage of
       Amount of Purchase       Offering Price       Amount Invested      Offering Price
       ------------------       --------------       ---------------      --------------
       $0 to $24,999                 5.00%               5.26%                 4.75%
       $25,000 to $49,999            4.50                4.71                  4.25
       $50,000 to $99,999            4.00                4.17                  3.75
       $100,000 to $249,999          3.25                3.36                  3.00
       $250,000 to $499,999          2.50                2.56                  2.40
       $500,000 to $999,999          2.00                2.04                  1.90
       $1,000,000 and above          None                None                  None

     Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.

     Reduction and Waiver of Initial Sales Charges. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

     Benefit Plans. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code (Benefit Plans), provided that the plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 1,000 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account record keeping (Direct Account Benefit Plans) and Benefit Plans sponsored by PSI or its subsidiaries (PSI or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.


     PruArray Plans. Class A shares may be purchased at NAV by certain retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code of 1986, as amended, (the Code ), including pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Code that participate in the Transfer Agent's PruArray Program (a benefit plan record keeping service) (hereafter referred to as a PruArray
Plan); provided (i) that the plan has at least $1 million in existing assets or 1,000 eligible employees or participants and (ii) that Prudential Mutual Funds constitute at least one-half of the plan's investment options. The term "existing assets" for this purpose includes stock issued by a PruArray Plan sponsor and shares of non-money market Prudential Mutual Funds and shares of certain unaffiliated non-money market mutual funds that participate in the PruArray Program (Participating Funds). "Existing assets" also include shares of money market funds acquired by exchange from a Participating Fund.

     Special Rules Applicable to Retirement Plans. After a Benefit Plan or PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

     Other Waivers. In addition, Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) Directors/Trustees and officers of the Prudential Mutual Funds (including the Fund), (b) former Directors/Trustees of the Prudential Mutual Funds (including the Fund), (c) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (d) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,
(e) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end fund sponsored by the financial adviser's previous employer (other than a money market fund or other no-load fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.

     You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


Class B and Class C Shares

     The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges."

HOW TO SELL YOUR SHARES

     You can redeem shares of the Fund at any time for cash at the NAV next determined after the redemption request is received in proper form by the Transfer Agent or Prudential Securities. See "How The Fund Values Its Shares." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.

     If you hold shares of the Fund through Prudential Securities, you must redeem your shares by contacting your Prudential Securities financial adviser. If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates signed in the name(s) shown on the face of the certificates, must be received by the Transfer Agent in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

     If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Prudential Preferred Financial Services offices.

     Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request except as indicated below. If you hold shares through Prudential Securities, payment for shares presented for redemption will be credited to your Prudential Securities account, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

     Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or official bank check.

     Redemption In Kind. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How The Fund Values Its Shares". If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.


     Involuntary Redemption. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.

     90-Day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the net asset value next determined after the order is received, which must be within 90 days after the date of the redemption. Any contingent deferred sales charge or CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Fund's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.



Contingent Deferred Sales Charges

     Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.

     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of your shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares."

     The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                     Contingent Deferred Sales
                                                     Charge as a Percentage of
      Year Since Purchase                               Dollars Invested or
      Payment Made                                      Redemption Proceeds
      ------------                                      -------------------
      First ........................................           5.0%
      Second .......................................           4.0%
      Third ........................................           3.0%
      Fourth .......................................           2.0%
      Fifth ........................................           1.0%
      Sixth ........................................           1.0%
      Seventh ......................................           None

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Fund shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990);
then of amounts representing the cost of shares held beyond the applicable CDSC period, and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

     For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

     For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

     Waiver of the Contingent Deferred Sales Charges--Class B Shares. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), or a trust, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

     The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions include: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;
(ii) in the case of an IRA or Section 403(b) custodial account, a lump-sum or other distribution after attaining age 59 1/2; and (iii) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (i.e., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above.

     In the case of Direct Account and PSI or Subsidiary Prototype Benefit Plans, the CDSC will also be waived on the redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

     In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

     You must notify the Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge "Class B Shares" in the Statement of Additional Information.

     A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES

     Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. The first conversion of Class B shares occurred in February 1995, when the conversion feature was first implemented.


     Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

     For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

     Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

     For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

     The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B and Class C shares will not constitute "preferential dividends" under the Internal Revenue Code and
(ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If the conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.


HOW TO EXCHANGE YOUR SHARES

     As a shareholder of the Fund you have an exchange privilege with certain other Prudential Mutual Funds, including one or more specified money market funds, subject to the minimum investment requirement of such funds. Class A, Class B and Class C shares may be exchanged for Class A, Class B and Class C shares, respectively, of another fund on the basis of the relative NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

     In order to exchange shares by telephone, you must authorize the telephone exchange privilege on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at 1 (800) 225-1852 to execute a telephone exchange of shares on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

     If you hold shares through Prudential Securities or through a dealer which has entered into a selected dealer agreement with the Fund's Distributor, you must exchange your shares by contacting your financial adviser.

     If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates must be returned in order for the shares to be exchanged. See "How to Sell Your Shares" above.

     You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

     In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and shareholders should make exchanges by mail by writing to Prudential Mutual Fund Services, Inc., at the address noted above.


     Special Exchange Privilege. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV. See "Alternative Purchase Plan Class A Shares Reduction and Waiver of Initial Sales Charges" above. Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.


     The Exchange Privilege may be modified or terminated at any time on 60 days' notice.


SHAREHOLDER SERVICES

     In addition to the exchange privilege, as a shareholder in the Fund, you can take advantage of the following additional services and privileges:

     Automatic Reinvestment of Dividends and/or Distributions Without Sales Charge. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

     Automatic Savings Accumulation Plan (ASAP). Under ASAP you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.


     Best Minds Program. The Distributor sponsors the Best Minds program pursuant to which the total dollar amount of a client's investment in the program will be allocated equally among shares of the Fund and other Prudential Mutual Funds. For more information about this program, you should contact your Prudential Securities financial adviser or Prusec representative.


     Tax Deferred Retirement Plans. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

     Systematic Withdrawal Plan. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares Contingent Deferred Sales Charges." See also "Shareholder Investment Account Systematic Withdrawal Plan" in the Statement of Additional Information.


     Reports to Shareholders. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses the Fund will provide one annual report and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at One Seaport Plaza, New York, NY 10292. In addition, monthly unaudited financial data is available upon request from the Fund.

     Shareholder Inquiries. Inquiries should be addressed to the Fund at One Seaport Plaza, New York, New York 10292, or by telephone, at 1-800-225-1852 or, from outside the U.S.A., at 1-908-417-7555 (collect).

     For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

================================================================================
                        THE PRUDENTIAL MUTUAL FUND FAMILY
================================================================================

     Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at 1
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
     =============================
          Taxable Bond Funds
     =============================


Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
  Income Portfolio
Prudential U.S. Government Fund
The BlackRock Government Income Trust


     =============================
         Tax-Exempt Bond Funds
     =============================


Prudential California Municipal Fund
 California Series
 California Income Series
Prudential Municipal Bond Fund
  High Yield Series
  Insured Series
  Intermediate  Series
Prudential Municipal Series Fund
  Florida Series
  Hawaii Income Series
  Maryland Series
  Massachusetts Series
  Michigan Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.


     =============================
              Global Funds
     =============================


Prudential Europe Growth Fund, Inc.
Prudential Global Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
  Global Assets Portfolio
  Limited Maturity Portfolio
Prudential Global Natural Resources Fund, Inc.
Prudential Intermediate Global Income Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Global Utility Fund, Inc.


     =============================
             Equity Funds
     =============================


Prudential Allocation Fund
  Balanced  Portfolio
  Strategy Portfolio
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Growth Opportunity Fund, Inc.
Prudential Jennison Fund, Inc.
Prudential Multi-Sector Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund


     =============================
           Money Market Funds
     =============================

o  Taxable Money Market Funds
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Special Money Market Fund
  Money Market Series
Prudential MoneyMart Assets

o  Tax-Free Money Market Funds
Prudential Tax-Free Money Fund
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series

o  Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund

o  Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
--------------------------------------------------------------------------------
                                      A-1

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

================================================================================
                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
FUND HIGHLIGHTS ........................................................       2
  Risk Factors and Special Characteristics .............................       2
FUND EXPENSES ..........................................................       4
FINANCIAL HIGHLIGHTS ...................................................       5
HOW THE FUND INVESTS ...................................................       8
  Investment Objective and Policies ....................................       8
  Hedging and Return Enhancement Strategies ............................       9
  Other Investment Practices ...........................................      13
  Risks and Special Considerations .....................................      14
  Investment Restrictions ..............................................      14
HOW THE FUND IS MANAGED ................................................      15
  Manager ..............................................................      15
  Distributor ..........................................................      16
  Portfolio Transactions ...............................................      17
  Custodian and Transfer and Dividend Disbursing
    Agent ..............................................................      18
HOW THE FUND VALUES ITS SHARES .........................................      18
HOW THE FUND CALCULATES PERFORMANCE ....................................      18
TAXES, DIVIDENDS AND DISTRIBUTIONS .....................................      19
GENERAL INFORMATION ....................................................      20
  Description of Common Stock ..........................................      20
  Additional Information ...............................................      21
SHAREHOLDER GUIDE ......................................................      21
  How to Buy Shares of the Fund ........................................      21
  Alternative Purchase Plan ............................................      22
  How to Sell Your Shares ..............................................      25
  How to Exchange Your Shares ..........................................      28
  Shareholder Services .................................................      29
THE PRUDENTIAL MUTUAL FUND FAMILY ......................................     A-1

================================================================================
115A                                                                     444010J

          -----------------------------------------------
                              Class A: 744332107
               CUSIP NOS.:    Class B: 744332206
                              Class C: 744332305
          -----------------------------------------------



--------------------------------------------------------------------------------
PROSPECTUS                                        January 2, 1996
--------------------------------------------------------------------------------



                                   Prudential
                                Global Fund, Inc.
                                -----------------








                            Prudential Mutual Funds
                              BUILDING YOUR FUTURE     [LOGO]
                               ON OUR STRENGTH(SM)

                          PRUDENTIAL GLOBAL FUND, INC.

                       Statement of Additional Information

                                 January 2, 1996


     Prudential Global Fund, Inc. (the Fund) is an open-end, diversified management investment company. Its investment objective is to seek long-term growth of capital, with income as a secondary objective. The Fund will seek to achieve its objective through investment in a diversified portfolio of securities which will consist of marketable securities of U.S. and non-U.S. issuers. The Fund may invest in all types of common stocks and equivalents (such as convertible debt securities and warrants), preferred stocks, bonds and other debt obligations, including money market instruments, of foreign and domestic companies and governments, governmental agencies and international organizations. There can be no assurance that the Fund's investment objective will be achieved. See "Investment Objective and Policies."

     The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated January 2, 1996, a copy of which may be obtained from the Fund at the address noted above.


                                TABLE OF CONTENTS


                                                                Cross-reference
                                                                  to page in
                                                       Page       Prospectus
                                                       ----     ---------------
Investment Objective and Policies .................    B-2             8
Investment Restrictions ...........................    B-10           14
Directors and Officers ............................    B-11           15
Manager ...........................................    B-14           15
Distributor .......................................    B-16           15
Net Asset Value ...................................    B-18           18
Portfolio Transactions and Brokerage ..............    B-18           17
Purchase and Redemption of Fund Shares ............    B-20           21
Shareholder Investment Account ....................    B-22           29
Performance Information ...........................    B-26           18
Taxes .............................................    B-28           19
Custodian, Transfer and Dividend Disbursing
  Agent and Independent Accountants ...............    B-30           18
Financial Statements ..............................    B-             --
Independent Auditors' Report ......................    B-             --
Appendix--General Investment Information ..........  App-
Appendix--Historical Performance Data .............  App-

================================================================================
MF115B

                        INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to seek long-term growth of capital, with income as a secondary objective. The Fund will seek to achieve its objective through investment in a diversified portfolio of securities which will consist of marketable securities of U.S. and non-U.S. issuers. The Fund may invest in all types of common stocks and equivalents (such as convertible debt securities and warrants), preferred stocks, bonds and other debt obligations,including money market instruments, of foreign and domestic companies and governments, governmental agencies and international organizations. The Fund has no fixed policy with respect to portfolio turnover; however, it is anticipated that the Fund's annual portfolio turnover rate will not normally exceed 100%,though the Fund is not restricted from investing in short-term obligations. There can be no assurance that the Fund's investment objective will be achieved. For a further description of the Fund's investment objective and policies, see "How the Fund Invests--Investment Objective and Policies" in the Prospectus.

Limitations on Purchase and Sale of Options, Options on Stock Indices and Stock Index Futures

     The Fund may write put and call options only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. The Fund will not write put options on indices. The Fund has undertaken with certain state securities commissions that, so long as shares of the Fund are registered in those states, it will not (a) write puts having aggregate exercise prices greater than 25% of total net assets; or (b) purchase (i) put options on stocks not held in the Fund's portfolio, (ii) put options on stock indices or (iii) call options on stocks or stock indices if, after any such purchase, the aggregate premiums paid for such options would exceed 20% of the Fund's total net assets.

     Call Options. The Fund may, from time to time, write call options on its portfolio securities. The Fund may write only call options which are "covered," meaning that the Fund either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration, upon conversion or exchange of other securities currently held in its portfolio. In addition, the Fund will not permit the call to become uncovered prior to the expiration of the option or termination through a closing purchase transaction as described below. If the Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The amount paid to the Fund by the purchaser of the option is the "premium." The Fund's obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Fund were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. There can be no assurance that a closing purchase transaction can be effected.

     The Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. In order to write a call option, the Fund is required to comply with the rules of The Options Clearing Corporation, with respect to options traded on a United States exchange, and the various exchanges with respect to collateral requirements. The Fund may not purchase call options except in connection with a closing purchase transaction. It is possible that the cost of effecting a closing purchase transaction may be greater than the premium received by the Fund for writing the option.

     Generally, the investment adviser intends to write listed covered call options during periods when it anticipates declines in the market values of portfolio securities because the premiums received may offset to some extent the decline in the Fund's net asset value occasioned by such declines in market value. Except as part of the "sell discipline" described below, the investment adviser will generally not write listed covered call options when it anticipates that the market values of the Fund's portfolio securities will increase.

     One reason for the Fund to write call options is as part of a "sell discipline." If the investment adviser decides that a portfolio security would be overvalued and should be sold at a certain price higher than the current price, the Fund could write an option on the security at the higher price. Should the security subsequently reach that price and the option be exercised, the Fund would, in effect, have increased the selling price of that security, which it would have sold at that price in any event, by the amount of the premium. In the event the market price of the security declined and the option were not exercised, the premium would offset all or some portion of the decline. It is possible that the price of the security could increase beyond the exercise price; in that event, the Fund would forego the opportunity to sell the security at that higher price.

     In addition, call options may be used as part of a different strategy in connection with sales of portfolio securities. If, in the judgment of the investment adviser, the market price of a security is overvalued and it should be sold, the Fund may elect to write a call option with an exercise price substantially below the current market price. As long as the value of the underlying security remains above the exercise price during the term of the option, the option will, in all probability, be exercised, in which case the Fund will be required to sell the security at the exercise price. If the sum of the premium and the exercise price exceeds the market price of the security at the time the call option is written, the Fund would, in effect, have increased the selling price of the security. The Fund would not write a call option in these circumstances if the sum of the premium and the exercise price were less than the current market price of the security.

          Put Options. The Fund may also write listed put options. If the Fund writes a put option, it is obligated to purchase a given security at a specified price at any time during the term of the option.

     Writing listed put options is a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or, more importantly, because the investment adviser believes a more defensive and less fully invested position is desirable in light of market conditions. If the Fund wishes to invest its cash or reserves in a particular security at a price lower than current market value, it may write a put option on that security at an exercise price which reflects the lower price it is willing to pay. The buyer of the put option generally will not exercise the option unless the market price of the underlying security declines to a price near or below the exercise price. If the Fund writes a listed put, the price of the underlying security declines and the option is exercised, the premium, net of transaction charges, will reduce the purchase price paid by the Fund for the security. The price of the security may decline by an amount in excess of the premium, in which event the Fund would have foregone an opportunity to purchase the security at a lower price.

     If, prior to the exercise of a put option, the investment adviser determines that it no longer wishes to invest in the security on which the put option had been written, the Fund may be able to effect a closing purchase transaction on an exchange by purchasing a put option of the same series as the one which it has previously written. The cost of effecting a closing purchase transaction may be greater than the premium received on writing the put option and there is no guarantee that a closing purchase transaction can be effected.

     At the time a put option is written, the Fund will be required to establish, and will maintain until the put is exercised or has expired, a segregated account with its custodian consisting of cash, short-term U. S. Government securities or other high-grade short-term debt obligations equal in value to the amount the Fund will be obligated to pay upon exercise of the put option.


     Stock Index Options. Except as described below, the Fund will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, the Fund will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, cash, U.S. Government securities, liquid high-grade debt securities or a portfolio of stocks substantially replicating the movement of the index, in the judgment of the Fund's investment adviser, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.


     If the Fund has written an option on an industry or market segment index,it will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are securities of an issuer in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such securities will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 25% of the amount so segregated, pledged or escrowed. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate, escrow or pledge an amount in cash, Treasury bills or other high-grade short-term obligations equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash, short-term U.S. Government securities or other high-grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high-grade short-term obligations in a segregated account with its Custodian, it will not be subject to the requirements described in this paragraph.

     Stock Index Futures. The Fund will engage in transactions in stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities which are held in the Fund's portfolio or which it intends to purchase. The Fund will engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. The Fund may not purchase or sell stock index futures if, immediately thereafter, more than one-third of its net assets would be hedged and, in addition, except as described above in the case of a call written and held on the same index, will write call options on indices or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indices) upon which the option or future contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding, would not exceed one-third of the value of the Fund's net assets. The Fund also may not purchase or sell stock index futures for risk management purposes if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the liquidation value of the Fund's total assets after taking into account unrealized profits and unrealized losses on any such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase and sale of stock index futures for bona fide hedging purposes. In instances involving the purchase of stock index futures contracts by the Fund, an amount of cash, short-term U.S. Government securities or other high-grade short-term debt obligations, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

     Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (the Investment Company Act), are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon a requirement that all of the Fund's commodity futures or commodity options transactions constitute bona fide hedging transactions within the meaning of the CFTC's regulations. The Fund will use stock index futures and options on futures as described herein in a manner consistent with this requirement. The Fund may also enter into commodity futures or commodity options contracts for income enhancement and risk management purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets.

     Risks of Transactions in Stock Options. Writing of options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally write only those options for which there appears to be an active secondary market,there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     Risks of Options on Indices. The Fund's purchase and sale of options on indices will be subject to risks described above under "Risks of Transactions in Stock Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

     Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on indices would be subject to the investment adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

     Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

     Trading in index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time a number of additional index option contracts have been introduced including options on industry indices. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that such risk in connection with such transactions is no greater than such risk in connection with options on stocks.

     Special Risks of Writing Calls on Indices. Because exercises of index options are settled in cash, a call writer such as the Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indices only under the circumstances described above under "Limitations on Purchase and Sale of Options, Options on Stock Indices, Stock Index Futures and Options on Stock Index Futures."

     Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

     Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow (in amounts not exceeding 20% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

     When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its stock portfolio in order to make settlement in cash,and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

     Special Risks of Purchasing Puts and Calls on Indices. If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiple) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cut off time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cut off times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

     Special Risks of Purchasing OTC Options. When the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the OTC option. Any such cancellation, if agreed to, may require the Fund to pay a premium to the counterparty. While the Fund will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund,there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. Alternatively,the Fund could write an OTC call option to, in effect, close an existing OTC call option or write an OTC put option to close its position on an OTC put option. However, the Fund would remain exposed to each counterparty's credit risk on the put or call until such option is exercised or expires. There is no guarantee that the Fund will be able to write put or call options, as the case may be, that would effectively close an existing position. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option.

     In entering into OTC options, the Fund will be exposed to the risk that the counterparty will default on, or be unable to complete, due to bankruptcy or otherwise, its obligation on the option. In such event, the Fund may lose the benefit of the transaction. The value of an OTC option to the Fund is dependent upon the financial viability of the counterparty. If the Fund decides to enter into transactions in OTC options, the Adviser will take into account the credit quality of counterparties in order to limit the risk of default by the counterparty.

     OTC options may also be illiquid securities with respect to which no secondary market exists. Similarly, the assets used to "cover" OTC options written by the Fund will be treated as illiquid. OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The "cover" for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly,to the extent that OTC options are illiquid securities, investments in illiquid OTC options will be subject to the limitations applicable to investments in illiquid securities. See "Investment Restrictions."

 Forward Foreign Currency Exchange Contracts

     Since investments in foreign companies will usually involve currencies of foreign countries, and since the Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the inter bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

     The Fund may enter into forward foreign currency exchange contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when management of the Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will thereby be served. The Fund's Custodian will place cash or liquid equity or debt securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

     The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Fund's dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

 Risks of Transactions in Options on Foreign Currencies

     An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profits and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying currencies acquired through the exercise of call options or upon the purchase of underlying currencies for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency until the option expires or it delivers the underlying currency upon exercise.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Fund intends to purchase and sell only those options which are cleared by a clearinghouse whose facilities are considered to be adequate to handle the volume of options transactions.

 Risks of Options on Foreign Currencies

     Options on foreign currencies involve the currencies of two nations and therefore, developments in either or both countries can affect the values of options on foreign currencies. Risks include those described in the Prospectus under "How the Fund Invests--Special Considerations and Risks," including government actions affecting currency valuation and the movements of currencies from one country to another. The quality of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Options markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

 Risks of Transactions in Futures Contracts

     There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. Therefore, a correct forecast of currency rates, market trends or international political trends by the Manager or Subadviser may still not result in a successful hedging transaction.

     Although the Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event the Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. There is no guarantee that the price movements of the portfolio securities denominated in foreign currencies will, in fact, correlate with the price movements in the futures contracts and thus provide an offset to losses on a futures contract. Currently, futures contracts are available on the Australian Dollar, British Pound, Canadian Dollar, Japanese Yen, Swiss Franc, DeutscheMark and Eurodollar.

     Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon a requirement that all of the Fund's futures or options transactions constitute bona fide hedging transactions within the meaning of the Commodity Futures Trading Commission's (CFTC's) regulations. The Fund will use currency futures and options on futures in a manner consistent with this requirement. The Fund may also enter into futures or related options contracts for income enhancement and risk management purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets.

     Successful use of futures contracts by the Fund is also subject to the ability of the Fund's Manager or Subadviser to predict correctly movements in the direction of markets and other factors affecting currencies generally. For example, if the Fund has hedged against the possibility of an increase in the price of securities in its portfolio and price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

     The hours of trading of futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

Options on Futures Contracts

     An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put,the exercise price of the option on the futures contract. Currently options can be purchased or written with respect to futures contracts on the Australian Dollar, British Pound, Canadian Dollar, Japanese Yen, Swiss Franc, DeutscheMark and Eurodollar.

     The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

Limitations on Purchase and Sale of Options onForeign Currencies and Futures Contracts on Foreign Currencies

     The Fund will write put options on foreign currencies and futures contracts on foreign currencies only if they are covered by segregating with the Fund's Custodian an amount of cash or short-term investments equal to the aggregate exercise price of the puts. The Fund will not (a) write puts having aggregate exercise prices greater than 25% of total net assets; or (b) purchase (i) put options on currencies or futures contracts on foreign currencies or (ii) call options on foreign currencies if, after any such purchase, the aggregate premiums paid for such options would exceed 10% of the Fund's total net assets.

     The Fund intends to engage in futures contracts and options on futures transactions as a hedge against changes in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases. The Fund also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.

Illiquid Securities


     The Fund may not hold more than 5% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (i.e. without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

 Position Limits

     Transactions by the Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including NASDAQ) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which the Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

 When-Issued and Delayed Delivery Securities

     The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will maintain, in a segregated account of the Fund, cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the Fund's purchase commitments; the Custodian will likewise segregate securities sold on a delayed delivery basis.

                             INVESTMENT RESTRICTIONS

     The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

     The Fund may not:

     1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

     2. Make short sales of securities or maintain a short position.

     3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For the purpose of this restriction, obligations of the Fund to Directors pursuant to deferred compensation arrangements, the purchase and sale of securities on a when-issued or delayed delivery basis, the purchase and sale of forward foreign exchange contracts, options and futures contracts and any collateral arrangements with respect to the purchase and sale of forward foreign exchange contracts, options and futures contracts are not deemed to be the issuance of a senior security or a pledge of assets.

     4. Purchase any security (other than obligations of the U.S. Government, its agencies, or instrumentalities) if as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer, or (ii) more than 25% of the Fund's total assets (taken at current value) would be invested in a single industry.

     5. Purchase any security if as a result the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

     6. Purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old.

     7. Buy or sell commodities or commodity contracts or real estate or invest in real estate, although it may purchase or sell securities which are secured by real estate and securities of companies which invest or deal in real estate (for the purposes of this restriction, stock options, options on debt securities, options on stock indices, stock indices futures, options on stock index futures, futures contracts on currencies, options on such contracts and forward foreign exchange contracts are not deemed to be a commodity or commodity contract).

     8. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     9. Make investments for the purpose of exercising control or management.

     10. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

     11. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

     12. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities (limited to 10% of the Fund's total assets).

     13. Purchase warrants if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in warrants.

     Although not fundamental policies, the Fund has agreed with various state securities commissions that the Fund will not (i) invest in securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer and, (ii) purchase warrants if, as a result, the Fund would have more than 5% of its assets (determined at the time of investment) invested in warrants (warrants will be valued at the lower of cost or market and investment in warrants which are not listed on the New York Stock Exchange, American Stock Exchange or any major foreign stock exchange will be limited to 2% of the Fund's net assets),
(iii) invest in securities of issuers which are restricted as to disposition, if more than 15% of its total assets would be invested in such securities (this restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) or (iv) invest more than 5% of its total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and in equity securities of issuers which are not readily marketable.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.


                                              DIRECTORS AND OFFICERS

                                  Position with                           Principal Occupations
Name, Address and Age                 Fund                                During Past Five Years
---------------------             --------------                          ----------------------
Stephen C. Eyre (73)               Director         Executive Director, The John A. Hartford Foundation, Inc. (charitable
c/o Prudential Mutual Fund                            foundation) (since May 1985); Director of Faircom, Inc.
 Management, Inc.
One Seaport Plaza
New York, NY

Delayne Dedrick Gold (57)          Director         Marketing and Management Consultant.
c/o Prudential Mutual Fund
 Management, Inc.
One Seaport Plaza
New York, NY

Don G. Hoff (60)                   Director         Chairman and Chief Executive Officer of Intertec, Inc. (investments)
c/o Prudential Mutual Fund                           since 1980; Director of Innovative Capital Management, Inc., The Asia
 Management, Inc.                                    Pacific Fund and The Greater China Fund.
One Seaport Plaza
New York, NY

*Harry A. Jacobs, Jr. (74)        Director         Senior Director (since January 1986) of Prudential Securities
One Seaport Plaza                                   Incorporated (Prudential Securities); formerly Interim Chairman and
New York, NY                                        Chief Executive Officer of Prudential Mutual Fund Management Inc.
                                                    (PMF); (June-September 1993); formerly Chairman of the Board of
                                                    Prudential Securities (1982-1985); Chairman and Chief Executive
                                                    Officer of Bache Group Inc. (1977-1982); Trustee of The Trudeau
                                                    Institute; Director of The First Australia Fund, Inc., The First
                                                    Australia Prime Income Fund, Inc., The Global Government Plus Fund,
                                                    Inc. and The Global Total Return Fund, Inc.

Sidney R. Knafel (65)            Director          Managing Partner of SRK Management Company (investments) since 1981;
c/o Prudential Mutual Fund                          Chairman of Insight Communications Company, L.P. and Microbiological
 Management, Inc.                                   Associates, Inc.; Director of Cellular Communications, Inc., Cellular
One Seaport Plaza                                   Communications International, Inc., Cellular Communications of Puerto
New York, NY                                        Rico, Inc., General American Investors Company, Inc., IGENE Biotechnology, Inc.,
                                                    International CableTel Incorporated and a number of private companies.

Robert E. LaBlanc (61)           Director          President of Robert E. LaBlanc Associates, Inc. (telecommunications)
c/o Prudential Mutual Fund                          since 1981; Director of Storage Technology Corporation, TIE/
 Management, Inc.                                   Communications, Inc., Tribune Company, Trustee of Manhattan
One Seaport Plaza                                   College and Prudential U.S. Government Fund.
New York, NY

Thomas A. Owens, Jr. (73)        Director          Consultant.
c/o Prudential Mutual Fund
 Management, Inc.
One Seaport Plaza
New York, NY


----------
 * "Interested" director, as defined in the Investment Company Act, by reason of his affiliation with Prudential or PMF.



                                  Position with                           Principal Occupations
Name, Address and Age                 Fund                                During Past Five Years
---------------------             --------------                          ----------------------
*Richard A. Redeker (52)          President and    President, Chief Executive Officer and Director (since October 1993),
One Seaport Plaza                 Director          PMF; Executive Vice President; Director and Member of the Operating
New York, NY                                        Committee (since October 1993); Prudential Securities Incorporated
                                                    (Prudential Securities); Director (since October 1993) of Prudential
                                                    Securities Group, Inc. (PSG); Vice President, The Prudential
                                                    Investment Corporation (since July 1994); Director (since January
                                                    1994) of Prudential Mutual Fund Distributers, Inc. (PMFD) and
                                                    Prudential Mutual Fund Services, Inc. (PMFS); formerly Senior
                                                    Executive Vice President and Director of Kemper Financial Services,
                                                    Inc. (September 1978-September 1993); Director of The Global
                                                    Government Plus Fund, Inc., The Global Total Return Fund, Inc. and
                                                    The High Yield Income Fund, Inc.

Clay T. Whitehead (57)            Director         President of National Exchange Inc. (since May 1983).
c/o Prudential Mutual Fund
 Management, Inc.
One Seaport Plaza
New York, NY

David W. Drasnin (58)            Vice President    Vice President and Branch Manager of Prudential Securities.
39 Public Square,
Suite 500 Wilkes Barre, PA

Robert F. Gunia (49)            Vice President    Chief Administrative Officer (since July 1990), Director (since
One Seaport Plaza                                  January 1989) and Executive Vice President, Treasurer and Chief
New York, NY                                       Financial Officer (since June 1987) of PMF; Senior Vice President
                                                   (since March 1987) of Prudential Securities; Executive Vice
                                                   President Treasurer, Comptroller, Director (since March 1991) of PMFD;
                                                   Director (since June 1987)of PMFS; Vice President and
                                                   Director (since May 1989) of The Asia Pacific Fund, Inc.

Grace C. Torres (36)          Treasurer and       First Vice President (since March 1994) of PMF; First Vice President
One Seaport Plaza             Principal            (since March 1994) of Prudential Securities; Vice President of Bankers
New York, NY                  Financial and        Trust (July 1989-March 1994).
                              Accounting
                              Officer

Stephen M. Ungerman (42)      Assistant           First Vice President (since February 1993) of PMF; prior thereto,
One Seaport Plaza             Treasurer            Senior Tax Manager at Price Waterhouse LLP.
New York, NY

S. Jane Rose (49)             Secretary           Senior Vice President (since January 1991), Senior Counsel (since
One Seaport Plaza                                  June 1987)  and First Vice President (June 1987-December 1990) of
New York, NY                                       PMF; Senior Vice President and Senior Counsel of Prudential
                                                   Securities (since July 1992); formerly Vice President and
                                                   Associate General Counsel of Prudential Securities.

Ellyn C. Acker (34)          Assistant            Vice President and Associate General Counsel of Prudential Securities
One Seaport Plaza            Treasurer             and PMF (since March 1995); prior thereto, associated with the
New York, NY                                       law firm of Fulbright & Jaworski L.L.P.

----------
* "Interested" director, as defined in the Investment Company Act, by reason of his affiliation with Prudential or PMF.

     Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.


     The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy. The Fund pays each of its Directors who is not an "affiliated" person of PMF annual compensation of $12,000, in addition to certain out-of-pocket expenses. The chairman of the Audit Committee receives an additional $4,000 per year.

     Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues daily the amount of Directors' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.


     The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Eyre, Jacobs and Owens are scheduled to retire on December 31, 1998.

     Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.


     The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended October 31, 1995 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the Fund's board and that of all other funds managed by Prudential Mutual Fund Management, Inc. (Fund Complex) for the calendar year ended December 31, 1994.


                                                Compensation Table

                                                                                                          Total
                                                                       Pension or                     Compensation
                                                                       Retirement                       From Fund
                                                       Aggregate    Benefits Accrued Estimated Annual    and Fund
                                                     Compensation   As Part of Trust  Benefits Upon   Complex Paid
                 Name and Position                     From Fund        Expenses       Retirement      to Trustees
                 -----------------                     ---------        --------       ----------      -----------
Stephen C. Eyre--Director .......................       $16,000           None             N/A        $ 41,000(4/4)*
Delayne Dedrick Gold--Director ..................       $12,000           None             N/A        $185,000(24/43)*
Don G. Hoff--Director ...........................       $12,000           None             N/A        $ 48,500(4/4)*
Sidney R. Knofel--Director ......................       $12,000           None             N/A        $ 35,500(4/4)*
Robert E. LaBlanc--Director .....................       $12,000           None             N/A        $ 35,500(4/4)*
Thomas A. Owens, Jr.--Director ..................       $12,000           None             N/A        $ 12,000(1)*
Clay T. Whitehead--Director .....................       $12,000           None             N/A        $ 12,000(1)*

----------
* Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

     As of December 6, 1995, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund.

     As of December 6, 1995, there were no beneficial owners, directly or indirectly, of more than 5% of the outstanding common stock of the Fund.

     As of December 6, 1995, Prudential Securities was the record holder for other beneficial owners of 5,718,406 Class A shares (or approximately 39% of the outstanding Class A shares), 12,741,415 Class B shares (or approximately 72% of the outstanding Class B shares) and 202,683 Class C shares (or approximately 80% of the outstanding Class C shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

                                     MANAGER


     The manager of the Fund is Prudential Mutual Fund Management, Inc. (PMF or the Manager), One Seaport Plaza, New York, New York 10292. PMF serves as manager to substantially all of the other investment companies that, together with the Fund, comprise the "Prudential Mutual Funds." See "How the Fund is Managed" in the Prospectus. As of November 30, 1995, PMF managed and/or administered open-end and closed-end management investment companies with assets of approximately $50 billion and, according to the Investment Company Institute, as of September 30, 1995, the Prudential Mutual Funds were the 13th largest family of mutual funds in the United States.

     PMF is a subsidiary of Prudential Securities Incorporated and The Prudential Insurance Company of America (Prudential). PMF has three wholly-owned subsidiaries: Prudential Mutual Fund Distributors, Inc., Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent) and Prudential Mutual Fund Investment Management, Inc. PMFS serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, record keeping and management and administration services to qualified plans.


     Pursuant to the Management Agreement with the Fund (the Management Agreement), PMF, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PMF is obligated to keep certain books and records of the Fund. PMF also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian, and Prudential Mutual Fund Services, Inc.(PMFS or the Transfer Agent), the Fund's transfer and dividend disbursing agent. The management services of PMF for the Fund are not exclusive under the terms of the Management Agreement and PMF is free to, and does, render management services to others.


     For its services, PMF receives, pursuant to the Management Agreement, a fee at an annual rate of .75 of 1% of the Fund's average daily net assets. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PMF, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PMF will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PMF will be paid by PMF to the Fund. No such reductions were required during the fiscal year ended October 31, 1995. Currently, the Fund believes that the most restrictive expense limitation of state securities commissions is 2-1/2% of the Fund's average daily net assets up to $30 million, 2% of the next $70 million of such assets and 1-1/2% of such assets in excess of $100 million. Because the expenses incurred by the Fund are anticipated to be higher than those of funds that invest only in U.S. securities, the Fund has received waivers from applicable state expense limitations to exclude certain foreign transactional expenses from expenses subject to the limitation.


     In connection with its management of the corporate affairs of the Fund, PMF bears the following expenses:

     (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PMF or the Fund's investment adviser;

     (b) all expenses incurred, by PMF or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

     (c) the costs and expenses payable to The Prudential Investment Corporation
(PIC) pursuant to the subadvisory agreement between PMF and PIC (the Subadvisory Agreement).

              Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Securities and Exchange Commission, registering the Fund and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.


     The Management Agreement provides that PMF will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Board of Directors of the Fund, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act on June 5, 1995 and by shareholders of the Fund on February 25, 1988. For the fiscal years ended October 31, 1995, 1994 and 1993, PMF received management fees of $3,481,921, $3,032,864 and $1,538,624, respectively.

     PMF has entered into a Subadvisory Agreement (the Subadvisory Agreement) with PIC (the Subadviser), a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that PIC will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIC is obligated to keep certain books and records of the Fund. PMF continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PIC's performance of such services. PIC is reimbursed by PMF for the reasonable costs and expenses incurred by PIC in furnishing those services. Investment advisory services are provided to the Fund by a unit of the Subadviser, known as Prudential Mutual Fund Investment Management.

     The Subadvisory Agreement was last approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act on June 5, 1995, and by shareholders of the Fund on February 25,1988.


     The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PMF or PIC upon not more than 60 days', nor less than 30 days', written notice.

     The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.


     The Manager and Subadviser are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1994. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and member of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs nearly 100,000 persons worldwide, and maintains a sales force of approximately 19,000 agents, 3,400 insurance brokers and 6,000 financial advisors. It insures or provides other financial services to more than 50 million people worldwide. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meetconsumer needs in each of its business areas. For the year ended December 31, 1994, Prudential through its subsidiariesprovided financial services to more than 50 million people worldwide--more than one of every five people in the United States. As of December 31, 1994, Prudential through its subsidiaries provided automobile insurance for more than 1.8 million cars and insured more than 1.5 million homes. For the year ended December 31, 1994, The Prudential Bank, a subsidiary of Prudential, served 940,000 customers in 50 states providing credit card services and loans totaling more than $1.2 billion. Assets held by Prudential Securities Incorporated (PSI) for its clients totaled approximately $150 billion at December 31, 1994. During 1994, over 28,000 new customer accounts were opened each month at PSI. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.

     Based on data for the year ended December 31, 1994, for the Prudential Mutual Funds, on an average day, there are approximately $80 million in common stock transactions, over $100 million in bond transactions and over $4.1 billion in money market transactions. In 1994, the Prudential Mutual Funds effected more than 57,000 trades in money market securities and held on average $21 billion of money market securities. Based on complex-wide data for the year ended December 31, 1994, on anaverage day, 7,168 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls and approximately 1.1 million fund transactions.

     From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

                                   DISTRIBUTOR


     Prudential Securities Incorporated, One Seaport Plaza, New York, New York 10292 (Prudential Securities), acts as the distributor of the Class A, Class B and Class C shares of the Fund. Prior to January 2, 1996, Prudential Mutual Fund Distributors, Inc. (PMFD), One Seaport Plaza, New York, New York 10292, acted as distributor of the Class A shares of the Fund.

     Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively the Plans) adopted by the Fund under Rule 12b-1under the Investment Company Act and separate distribution agreements (the Distribution Agreements), Prudential Securities (the Distributor) incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. Prudential Securities serves as the Distributor of the Class Z shares and incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which are reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.

     Prior to January 22, 1990, the Fund offered only one class of shares (the existing Class B shares). On October 17, 1989, the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A or Class B Plan or in any agreement related to either Plan (the Rule 12b-1 Directors), at a meeting called for the purpose of voting on each Plan, adopted a new plan of distribution for the Class A shares of the Fund (the Class A Plan) and approved an amended and restated plan of distribution with respect to the Class B shares of the Fund (the Class B Plan). On June 3, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, approved the continuance of the Plans and Distribution Agreements and approved modifications of the Fund's Class A and Class B Plans and Distribution Agreements to conform them with recent amendments to the National Association of Securities Dealers, Inc. (NASD) maximum sales charge rule described below. As modified, the Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. As modified, the Class B Plan provides that (i) up to
 .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and .50 of 1% (not including the service fee) per annum of the Fund's average daily net assets up to the level of average daily net assets as of February 26, 1986, plus .75 of 1% (not including the service fee) per annum of average daily net assets in excess of such level may be used as reimbursement for distribution-related expenses with respect to the Class B shares
(asset-based sales charge). On June 3, 1993 the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, adopted a plan of distribution for the Class C shares of the Fund and approved further amendments to the plans of distribution for the Fund's Class A and Class B shares changing them from reimbursement type plans to compensation type plans. The Plans were last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on June 5, 1995. The Class A Plan, as amended, was approved by Class A and Class B shareholders, and the Class B Plan, as amended, was approved by Class B shareholders on July 19, 1994. The Class C Plan was approved by the sole shareholder of Class C shares on August 1, 1994.

     Class A Plan. Prior to January 1, 1996, Prudential Mutual Fund Distributors, Inc. (PMFD) acted as distributor of the Fund's Class A shares. For the fiscal year ended October 31, 1995, PMFD received payments of $435,790 under the Class A Plan. This amount was primarily expended for payment of account servicing fees to financial advisors and other persons who sell Class A shares. For the fiscal year ended October 31, 1995, PMFD also received approximately $297,500 in initial sales charges.

     Class B Plan. For the fiscal year ended October 31, 1995, Prudential Securities received $2,648,693 from the Fund under the Class B Plan and spent approximately $2,150,000 in distributing the Fund's Class B shares. It is estimated that of the latter amount approximately 2.1% ($45,000) was spent on printing and mailing of prospectuses to other than current shareholders; 19.7% ($423,000) on compensation to Pruco Securities Corporation, an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; 78.2% ($1,682,000) on the aggregate of (i) payments of commission and account servicing fees to financial advisors (38.2% or $822,000) and (ii) an allocation of overhead and other branch office distribution-related expenses (40.0% or $860,000). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

     Prudential Securities also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended October 31, 1995, Prudential Securities received approximately $810,500 in contingent deferred sales charges.

     Class C Plan. For the fiscal year ended October 31, 1995, Prudential Securities received $22,842 from the Fund under the Class C Plan and spent approximately $34,000 in distributing the Fund's Class C shares. It is estimated that of the latter amount approximately 8.9% ($3,000) was spent on printing and mailing of prospectuses to other than current shareholders; 2.9% ($1,000) on compensation to Pruco Securities Corporation, an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; 88.2% ($30,000) on the aggregate of (i) payments of commission and account servicing fees to financial advisors (41.2% or $14,000) and (ii) an allocation of overhead and other branch office distribution-related expenses (47.0% or $16,000). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars,
(c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

     Prudential Securities also receives the proceeds of contingent deferred sales charges paid by holders of Class C shares upon certain redemptions of Class C shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended October 31, 1995, Prudential Securities received approximately $1,500 in contingent deferred sales charges.


     The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

     Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.



     Pursuant to each Distribution Agreement, the Fund has agreed to indemnify Prudential Securities to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933, as amended. Each Distribution Agreement was last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on June 5, 1995. On November 3, 1995, the Board of Directors approved the transfer of the Distribution Agreement for Class A shares with PMFD to Prudential Securities.


     On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

     On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend the creation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Dallas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

     On October 27, 1994, Prudential Securities Group, Inc. and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the Fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director will also serve as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities shall report any allegations or instances of criminal conduct and material improprieties to the new director. The new director will submit compliance reports which shall identify all such allegations or instances of criminal conduct and material improprieties every three months for a three-year period.


     NASD Maximum Sales Charge Rule. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.


                                 NET ASSET VALUE

     Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary value is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers or independent pricing agents. Other securities will be valued at the mean of the most recently quoted bid and asked prices in the over-the-counter market. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sales prices as of the close of the commodities exchange or board of trade. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

     Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of 60 days or more, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. The Fund will compute its net asset value at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect net asset value. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time.

     Net asset value is calculated separately for each class. The net asset value of Class B and Class C shares will generally be lower than the net asset value of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. It is expected, however, that the net asset value per share of each class will tend to converge immediately after the recording of dividends which will differ by approximately the amount of the distribution expense accrual differential among the classes.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Manager is responsible for decisions to buy and sell securities, options and futures contracts for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities, options or futures on a national securities exchange or board of trade are effected through brokers or futures commission merchants who charge a negotiated commission for their services; on foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. The term "Manager" as used in this section includes the Subadviser.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities or any affiliate acts as principal. Thus, it will not deal in over-the-counter securities with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.

     Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future, in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

     In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager will consider research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or its clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Fund, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker, dealer or futures commission merchant in the light of generally prevailing rates. The Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers, dealers or futures commission merchants other than Prudential Securities in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers, dealers and futures commission merchants and the commission rates paid are reviewed periodically by the Fund's Board of Directors.

     Subject to the above considerations, Prudential Securities may act as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions,fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on a securities exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the noninterested directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) under the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

     The table presented below shows certain information regarding the payment of commissions by the Fund, including the amount of such commissions paid to Prudential Securities, for the three year period ended October 31, 1995.


                                                                                     Fiscal Years ended October 31,
                                                                                ---------------------------------------
                                                                                  1995           1994           1993
                                                                                  ----           ----           ----
Total brokerage commissions paid by the Fund ................................. $1,246,558     $1,646,300       $952,800
Total brokerage commissions paid to Prudential Securities .................... $   20,800     $    2,200       $      0
Percentage of total brokerage commissions paid to Prudential Securities ......       1.7%           0.1%             0%



     Of the total brokerage commissions, $1,199,478.15 or 98.3% were paid to firms which provided research, statistical or other services to PMF during the fiscal year ended October 31, 1995. PMF has not separately identified a portion of such brokerage commissions as allocable to the provision of such research, statistical or other services.

                     PURCHASE AND REDEMPTION OF FUND SHARES

     Shares of the Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or
(ii) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are not subject to any sales or redemption charge and are offered exclusively for sale to the Participants in the PSI 401(k) Plan, an employee benefit plan sponsored by Prudential Securities (the PSI 401(k) Plan). See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus.

     Each class represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service expenses which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to the Trustee of thePSI 401(k) Plan. See "Distributor." Each class also has separate exchange privileges. See "Shareholder Investment Account--Exchange Privilege."

Specimen Price Make-up

     Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 5% and Class B* and Class C* shares are sold at net asset value. Using the Fund's net asset value at October 31, 1995, the maximum offering price of the Fund's shares is as follows:

            Class A
            Net asset value and redemption price per Class A share ..............................   $15.52
            Maximum sales charge (5% of offering price) .........................................      .82
                                                                                                    ------
            Offering price to public ............................................................   $16.34
                                                                                                    ======
            Class B
            Net asset value, offering price and redemption price per Class B share* .............   $15.03
                                                                                                    ======
            Class C
            Net asset value, offering price and redemption price per Class C share* .............   $15.03
                                                                                                    ======
            Class Z
            Net asset value, offering price and redemption price per Class Z share** ............   $15.52
                                                                                                    ======

     ----------

* Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

** Value is estimated, and it is anticipated that Class Z shares will be offered in or about March 1996. See "General Information--Description of Common Stock" in the Prospectus.

Reduction and Waiver of Initial Sales Charges--Class A Shares

     Combined Purchase and Cumulative Purchase Privilege. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of break points under "Shareholder Guide--Alternative Purchase Plan" in the Prospectus.

     An eligible group of related Fund investors includes any combination of the following:

     (a)  an individual;

     (b)  the individual's spouse, their children and their parents;

     (c)  the individual's and spouse's Individual Retirement Account (IRA);

     (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

     (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

     (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

     (g) one or more employee benefit plans of a company controlled by an individual.

     In addition, an eligible group of related Fund investors may include the following: an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

     The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

     Rights of Accumulation. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of the shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering or price (net asset value plus maximum sales charge) as of the previous business day. See "How the Fund Values Its Shares" in the Prospectus. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

     Letters of Intent. Reduced sales charges are available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds. All shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. Letters of Intent are not available to individual participants in any retirement or group plans.

     A Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal, except in the case of retirement and group plans.

     The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

Waiver of the Contingent Deferred Sales Charge--Class B Shares

     The Contingent Deferred Sales Charge is waived under circumstances described in the Prospectus. See "Shareholder Guide--How to Sell Your Shares--Waiver of Contingent Deferred Sales Charges--Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

Category of Waiver                     Required Documentation

Death A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

Disability--An individual will be      A copy of the Social Security
considered disabled if he or she is    Administration award letter or a
unable to engage in any substantial    letter from a physician on the
gainful activity by reason of any      physician's letterhead stating that
medically determinable physical or     the shareholder (or, in the case of a
mental impairment which can be         trust, the grantor) is permanently
expected to result in death or to be   disabled. The letter must also
of long-continued and indefinite       indicate the date of disability.
duration.

Distribution from an IRA or 403(b)     A copy of the distribution form from
Custodial Account                      the custodial firm indicating (i) the
                                       date of birth of the shareholder
                                       and(ii) that the shareholder is over
                                       age 59 1/2 and is taking a normal
                                       distribution--signed by the
                                       shareholder.

Distribution from Retirement Plan      A letter signed by the plan
                                       administrator/trustee indicating the
                                       reason for the distribution.

Excess Contributions                   A letter from the shareholder (for an
                                       IRA) or the plan administrator/trustee
                                       on company letterhead indicating the
                                       amount of the excess and whether or
                                       not taxes have been paid.



     The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.


Quantity Discount--Class B Shares Purchased Prior to August 1, 1994

     The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchased an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                                              Contingent Deferred Sales Charge
                                                              as a Percentage of Dollars Invested
                                                                   or Redemption Proceeds
     Year Since Purchase                                   ------------------------------------------
     Payment Made                                          $500,001 to $1 million     Over $1 million
     ------------                                          ----------------------     ---------------
     First .........................................            3.0%                     2.0%
     Second ........................................            2.0%                     1.0%
     Third .........................................            1.0%                       0%
     Fourth and thereafter .........................              0%                       0%

                         SHAREHOLDER INVESTMENT ACCOUNT

     Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to the shareholders the following privileges and plans.

Automatic Reinvestment of Dividends and/or Distributions

     For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at the net asset value per share at the close of business on the record date. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any contingent deferred sales charge paid in connection with the amount of proceeds being reinvested.

Exchange Privilege

     The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

     It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

Class A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Structured Maturity Fund and Prudential Government Securities Trust (Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

     The following money market funds participate in the Class A Exchange
Privilege:

     Prudential California Municipal Fund
       (California Money Market Series)

     Prudential Government Securities Trust
       (Money Market Series)
       (U.S. Treasury Money Market Series)

     Prudential Municipal Series Fund
       (Connecticut Money Market Series)
       (Massachusetts Money Market Series)
       (New Jersey Money Market Series)
       (New York Money Market Series)

     Prudential Money Mart Assets

     Prudential Tax-Free Money Fund

Class B and Class C. Shareholders of the Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.

     Class B and Class C shares of the Fund may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares may be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

     At any time after acquiring shares of other funds participating in the Class B and Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B and Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.


     Class Z. Class Z shares may be exchanged for Class Z shares of the funds listed below which participate in the PSI 401(k) Plan. No fee or sales load will be imposed upon the exchange.

     Prudential Allocation Fund
       (Balanced Portfolio)
     Prudential Equity Income Fund
     Prudential Equity Fund, Inc.
     Prudential Government Income Fund, Inc.
     Prudential Government Securities Trust
       (Money Market Series)
     Prudential Growth Opportunity Fund, Inc.
     Prudential High Yield Fund, Inc.
     Prudential MoneyMart Assets, Inc.
     Prudential Multi-Sector Fund, Inc.
     Prudential Pacific Growth Fund, Inc.
     Prudential Utility Fund, Inc.


     Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares

Dollar Cost Averaging

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.


     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)


     Thefollowing chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

Period of
Monthly investments:        $100,000      $150,000       $200,000       $250,000
--------------------        --------      --------       --------       --------
25 Years .................    $  110        $  165         $  220        $  275
20 Years .................       176           264            352           440
15 Years .................       296           444            592           740
10 Years .................       555           833          1,110         1,388
5 Years ..................     1,371         2,057          2,742         3,428

     See "Automatic Savings Accumulation Plan."
----------


     (1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.


     (2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

Automatic Savings Accumulation Plan (ASAP)

     Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or Prudential Securities Account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to ASAP participants.

     Further information about this program and an application form can be obtained from the Transfer Agent, PrudentialSecurities or Prusec.

Systematic Withdrawal Plan

     A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

     In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment
Account--Automatic Reinvestment of Dividends and/or Distributions."

     Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

     Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.

Tax-Deferred Retirement Plans

     Various qualified retirement plans, including a 401(k) Plan, self-directed individual retirement accounts and "tax sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

     Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

Tax-Deferred Retirement Accounts

     Individual Retirement Accounts. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          Tax-Deferred Compounding (1)

Contributions                      Personal
Made Over:                          Savings                                IRA
-----------                        ---------                              -----
10 years                            $ 26,165                            $ 31,291
15 years                              44,676                              58,649
20 years                              68,109                              98,846
25 years                              97,780                             157,909
30 years                             135,346                             244,692
----------

     (1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account.


Mutual Fund Programs

     From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

     The mutual funds in the program may be purchased individually or as a part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Adviser or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.


                             PERFORMANCE INFORMATION


     Average Annual Total Return. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.


     Average annual total return is computed according to the following formula:
                                        P(1+T)^n = ERV

        Where:   P = a hypothetical initial payment of $1000.
                 T = average annual total return.
                 n = number of years.
               ERV = ending redeemable value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.


     Average annual total return takes into account any applicable initial or contingent deferred sales charge but does not take into account any federal or state income taxes that may be payable upon redemption.


     The average annual total return for Class A shares for the one year, five year and and since inception (January 22, 1990) periods ended October 31, 1995 were 0.45%, 10.72% and 6.94%, respectively, with and without the subsidy of expenses. The average annual total return with respect to the Class B shares of the Fund for the one, five and ten year periods ended on October 31, 1995 was (0.02)%, 10.92% and 11.43%, respectively. The average annual total return with respect to the Class B shares of the Fund for the one, five and ten year periods ended on October 31, 1995, would have been (.02)%, 10.92% and 11.40%, respectively, without the subsidy of expenses. See "Manager." The average annual total return for Class C shares for the one year and since-inception period (August 1, 1994) ended October 31, 1995 was 3.98% and 6.93%, respectively. During these periods, no Class Z shares were outstanding.

     Yield. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:


                          YIELD = 2[(((a-b)/cd)+1)^6-1]

Where:         a = dividends and interest earned during the period.
               b = expenses accrued for the period (net of reimbursements).
               c = the average daily number of shares outstanding during the period that were entitled to receive dividends. d = the maximum offering price per share on the last day of the period.

     Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Yields for the Fund will vary based on a number of factors including changes in net asset value, market conditions, the level of interest rates and the level of Fund income and expenses.


     Aggregate Total Return. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus. Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:


                                     ERV - P
                                     -------
                                        P

Where:             P  = a hypothetical initial payment of $1000.
                 ERV  = ending redeemable value at the end of the 1,5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

     Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


     The aggregate total return with respect to the Class A shares of the Fund for the one year, five year and since-inception period (January 22, 1990) ended October 31, 1995 was 5.74%, 75.12% and 55.05%, respectively, with and without the subsidy of expenses. The aggregate total return with respect to the Class B shares of the Fund for the one, five and ten year periods ended on October 31, 1995 was 4.98%, 68.91% and 195.03%, respectively. The aggregate total return with respect to the Class B shares of the Fund for the one, five and ten year periods ended on October 31, 1995, would have been 4.98%, 68.91% and 194.95%, respectively, without the subsidy of expenses. See"Manager." The aggregate total return for Class C shares for the one year and since-inception period (August 1, 1994) ended October 31, 1995 was 4.98% and 8.72%, respectively. During these periods no Class Z shares were outstanding.

     From time to time, the performance of the Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.(1)



                         PERFORMANCE
                         COMPARISON OF DIFFERENT
                         TYPES OF INVESTMENTS
                         OVER THE LONG TERM
                         (1/1926-12/1994)

                         Common Stocks            10.2%
                         Long-Term Govt. Bonds     4.8%
                         Inflation                 3.1%


----------

     (1) Source: Ibbotson Associates, Stocks, Bonds, Bills and Inflation--1995 Yearbook (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard and Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                                      TAXES

     The Fund has elected to qualify and intends to remain qualified as a regulated investment company under the Internal Revenue Code for each taxable year. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, proceeds from loans of securities and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of securities or certain options, futures and forward contracts held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets, and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). These requirements may limit the Fund's ability to invest in other types of assets.

     As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, that it distributes to its shareholders, provided (among other things) that at least 90% of the Fund's net investment income including net short-term capital gains earned in the taxable year is distributed. The Fund intends to distribute annually to its shareholders all of its taxable net investment income, which includes dividends, interest and any net short-term capital gains in excess of net long-term capital losses. The Board of Directors of the Fund will determine once a year whether to distribute any net long-term capital gains in excess of any net short-term capital losses. In determining the amount of capital gains to be distributed, any capital loss carryovers from prior years will be offset against capital gains. A 4% nondeductible excise tax will be imposed on the Fund to the extent the Fund does not meet certain distribution requirements by the end of each calendar year.

     Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates between the time the Fund accrues income, expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss for federal income tax purposes. Similarly, gains or losses on the disposition of debt securities held by the Fund, if any, denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

     Gains or losses on sales of securities by the Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where the Fund acquires a put or writes a call thereon. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a purchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. The requirement that the Fund derive less than 30% of its gross income from gains from the sale of stocks or securities held less than three months may limit the Fund's ability to write or acquire options. Certain of the Fund's transactions may be subject to wash sale and short sale provisions of the Internal Revenue Code which may, among other things, require the Fund to defer losses. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules which may, among other things, cause the Fund to accrue income in advance of the receipt of cash with respect to interest.

     Special rules apply to most options on stock indices, futures contracts and options thereon, and forward foreign currency exchange contracts in which the Fund may invest. See "Investment Objective and Policies." These investments will generally constitute Section 1256 contracts and will be required to be"marked to market" for federal income tax purposes at the end of the Fund's taxable year; that is, treated as having been sold at market value. Sixty percent of any capital gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

     Forward currency contracts, options and futures contracts entered into by the Fund may create "straddles" for federal income tax purposes and this may affect the character and timing of gains or losses realized by the Fund on such contracts or options or on the underlying securities. Straddles may also result in the loss of the holding period of underlying property, and therefore, the Fund's ability to enter into forward currency contracts, options and futures contracts may be limited by the 30% of gross income test described above.

     A "passive foreign investment company" ("PFIC") is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. If the Fund elects to treat any PFIC in which it invests as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. It may be very difficult, if not impossible, to make this election because of certain requirements thereof. Under proposed Treasury regulations, if the Fund does not or cannot elect to treat such a PFIC as a "qualified electing fund", the Fund can make a "mark-to-market" election, i.e., treat the shares of the PFIC as sold on the last day of the Fund's taxable year, and thus avoid the special tax and interest charge. The gains the Fund recognizes from the mark-to-market election would be included as ordinary income in the net investment income the Fund must distribute to shareholders, notwithstanding that the Fund would receive no cash in respect of such gains.


     Dividends of net investment income will be taxable to a U.S. shareholder as ordinary income regardless of whether such shareholder receives such dividends in additional shares or in cash. Dividends received from the Fund will be eligible for the dividends received deduction for corporate shareholders only to the extent that the Fund's income is derived from certain dividends-received from domestic corporations. The amount of dividends qualifying for the dividends-received deduction will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of the Fund's taxable year. Distributions of net long-term capital gains, if any, will be taxable as long-term capital gains regardless of whether the shareholder receives such distribution in additional shares or in cash and regardless of how long the shareholder has held the Fund's shares, and will not be eligible for the dividends received deduction for corporations. Any gain or loss realized upon a sale or redemption of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the sale of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any net long-term capital gain distributions received by the shareholder. Additionally, any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.


     Any dividends or capital gains distributions received by a shareholder will have the effect of reducing the net asset value of the Fund's shares by the exact amount of the dividend or capital gains distribution. If the net asset value of the shares should be reduced below a shareholder's cost as a result of a dividend or capital gains distribution, such dividend or capital gains distribution, although constituting a return of capital, will be taxable as described above. Prior to purchasing shares of the Fund, therefore, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

     A shareholder who sells or otherwise disposes of shares of the Fund within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.


     Distributions of net investment income made to a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust, foreign corporation or foreign partnership (foreign shareholder) will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate), unless the dividends are effectively connected with the U.S. trade or business of the shareholder and the shareholder complies with certain filing requirements. Gains realized upon the sale or redemption of shares of the Fund by a foreign shareholder and distributions of net long-term capital gains to a foreign shareholder will generally not be subject to U.S. income tax unless the gain is effectively connected with a trade or business carried on by the shareholder within the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for more than 182 days during the taxable year and certain other conditions are met. In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of distributions of net long-term capital gains unless IRS Form W-8 is provided. If distributions are effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of net investment income and net long-term capital gains will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of the shares of the Fund held by such a shareholder at his death will be includable in his gross estate for U.S. federal estate tax purposes. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

     Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

     If the Fund is liable for foreign taxes, the Fund expects to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders foreign income taxes paid, but there can be no assurance that the Fund will be able to do so. Under the Internal Revenue Code, if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund will be eligible and may file an election with the Internal Revenue Service to "pass-through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election shareholders will be required to: (i) include in gross income (in addition to taxable dividends actually received) their pro rata share of the foreign income taxes paid by the Fund; (ii) treat their pro rata share of foreign income taxes as paid by them; and (iii) either deduct their pro rata share of foreign income taxes in computing their taxable income or, subject to certain limitations, use it as a foreign tax credit against U.S. income taxes imposed on foreign source income. For this purpose, the portion of dividends paid by the Fund from its foreign source income will be treated as such. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A shareholder that is a nonresident alien individual or foreign corporation may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to various limitations including a separate limitation for "passive income," which includes, among other things, dividends, interest and certain foreign currency gains.

     Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign income taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign income taxes paid to each such country and (b) the portion of the dividend which represents income derived from sources within each such country.

     The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B and Class C shares. See "Net Asset Value."

     Distributions may be subject to additional state and local taxes.

     Pennsylvania Personal Property Tax. The Fund has received a written letter of determination from the Pennsylvania Department of Revenue that the Fund will be subject to the Pennsylvania foreign franchise and corporate net income tax by reason of the Fund's business activities in Pennsylvania. Accordingly, it is believed that Fund shares are exempt from Pennsylvania personal property taxes. The Fund anticipates that it will continue such business activities but reserves the right to suspend them at any time,resulting in the termination of the exemption.

              CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT AND
                             INDEPENDENT ACCOUNTANTS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States. See "General Information--Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.


     Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison,New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Fund. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005. PMFS is a wholly-owned subsidiary of PMF. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions, and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually-established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage,stationery, printing, allocable communications expenses and other costs. For the fiscal year ended October 31, 1995, the Fund incurred fees of approximately $875,000 for the services of PMFS.


     Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, serves as the Fund's independent accountants, and in that capacity audits the Fund's annual financial statements.

Portfolio of Investments as of October 31, 1995     PRUDENTIAL GLOBAL FUND, INC.
================================================================================

Shares      Description                           Value (Note 1)
----------------------------------------------------------------
LONG-TERM INVESTMENTS--96.1%
COMMON STOCKS--94.9%
----------------------------------------------------------------
Australia--8.0%

  371,500   Brambles Industries, Ltd. (Business
              & Public Services)                   $   3,948,457
  518,417   Broken Hill Proprietary Co., Ltd.
              (Other Energy Sources)                   7,017,689
1,374,919   Coca-Cola Amatil, Ltd. (Beverages &
              Tobacco)                                10,635,403
1,486,600   Nine Network Australia, Ltd.
              (Broadcasting & Publishing)              4,731,007
   62,900   Qantas Airways Limited (ADR)
              (Airlines)                               1,111,020
  398,000   Qantas Airways, Ltd.*
              (Transportation-Airlines)                  702,998
1,794,125   Western Mining Corp. Holdings, Ltd.
              (Metals-Non Ferrous)                    11,501,327
                                                   -------------
                                                      39,647,901
----------------------------------------------------------------
Belgium--0.7%

    5,000   Bekaert S.A., N.V. (Industrial
              Components)                              3,676,534
----------------------------------------------------------------
Federal Republic of Germany--3.5%

    9,920   Linde AG (Machinery & Engineering)         6,089,777
   70,000   Sap Ag (Data Processing &
              Reproduction)                           11,088,322
                                                   -------------
                                                      17,178,099
----------------------------------------------------------------
Finland--2.5%

  213,700   Nokia Corp. (Telecommunication
              Equipment)                              12,222,782

----------------------------------------------------------------
France--6.4%

   11,100   Carrefour (Retail)                         6,523,866
   45,000   Imetal S.A. (Misc. Materials &
              Commodities)                             5,304,356
    4,235   LaFarge Coppee (New) (Building
              Materials & Components)                    280,886
   57,255   LaFarge Coppee (Old) (Building
              Materials & Components)                  3,797,433
   34,000   Legrand S.A. (Electrical Components)       5,691,541
   18,300   Plastic Omnium (Automobilies & Auto
              Parts)                                   1,198,391
   10,000   Sgs Thomson Microelectronics*
              (Electronic Components)                    461,471
   88,000   Sgs Thomson Microelectronics*
              (Electronic Components)                  3,982,000
   95,300   Valeo (Automotive)                         4,308,105
                                                   -------------
                                                      31,548,049
----------------------------------------------------------------
Hong Kong--6.7%

6,531,213   CDL Hotels International Ltd.
              (Leisure & Tourism)                      2,956,714
2,350,000   CITIC Pacific, Ltd. (Multi-Industry)       7,340,615
1,852,000   Guoco Group, Ltd. (Multi-Industry)         8,575,738
8,990,000   Hung Hing Printing Group, Ltd.
              (Forest Products & Paper)                1,866,303
1,459,000   Hutchison Whampoa, Ltd.
              (Multi-Industry)                         8,039,191
1,130,000   New World Development Co., Ltd.
              (Property Developement)                  4,399,390
                                                   -------------
                                                      33,177,951
----------------------------------------------------------------
Indonesia--0.3%

1,549,000   Kabel Metal Industries, Ltd.
              (Industrial Components)                  1,406,787

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of October 31, 1995     PRUDENTIAL GLOBAL FUND, INC.
================================================================================

Shares      Description                           Value (Note 1)
----------------------------------------------------------------
Italy--1.9%

  142,400   Gucci Group N V* (Retail)              $   4,272,000
3,075,000   Telecom Italia Mob*
              (Telecommunications-Unregulated)         5,179,252
                                                   -------------
                                                       9,451,252
----------------------------------------------------------------
Japan--14.0%

  159,000   Aiwa Co. (Appliances & Household
              Durables)                                3,452,127
   23,500   Autobacs Seven Co., (Retail)               2,217,848
  243,000   Daibiru Corp. (Property Investment)        2,471,589
      860   Ddi Corp.
              (Telecommunications-Unregulated)         6,972,518
   45,000   Keyence Corp. (Electronic Components
              & Instruments)                           5,545,232
   77,000   Kyocera Corp. (Electronic Components
              & Instruments)                           6,310,611
  425,000   Mitsui Fudosan Co., Ltd. (Property
              Investment)                              4,863,081
  111,000   Nichiei Co. (Financial Services)           6,893,399
  145,000   Nintendo Co., Ltd. (Recreation &
              Other Consumer Goods)                   10,664,059
   92,640   Nissen Co., Ltd. (Retail)                  2,672,743
  248,000   Omron Corp. (Electronic Components &
              Instruments)                             5,796,773
  106,000   Onward Kashiyama (Textile-Apparel
              Manufacturing)                           1,461,712
   96,000   Rohm Co., Ltd. (Electronic
              Components & Instruments)                5,830,416
   92,300   Sony Music Entertainment (Recreation
              & Other Consumer Goods)                  3,953,780
                                                   -------------
                                                      69,105,888
----------------------------------------------------------------
Korea--2.4%

    9,408   Pohang Iron & Steel Co., Ltd.
              (Metals-Steel)                             818,889
      829   Samsung Electronics (New)
            (Electronic Components &
              Instruments)                               179,311
   10,597   Samsung Electronics Co.* (New)
              (Electronic Components &
              Instruments)                             2,333,653
   39,330   Samsung Electronics Co., Ltd.*
              (Electronic Components &
              Instruments)                             8,635,483
                                                   -------------
                                                      11,967,336
----------------------------------------------------------------
Malaysia--3.1%

5,292,000   IJM Corporation Berhad
              (Construction)                           8,708,882
3,003,000   Renong Berhad (Multi-Industry)             4,587,260
  790,000   Technology Resources Industries
              Berhad (Utilities-Telephones)            2,006,102
                                                   -------------
                                                      15,302,244
----------------------------------------------------------------
Mexico--1.1%

  573,700   Apasco, S.A. (Building Materials &
              Components)                              2,101,554
1,596,400   Cifra, S.A. de C.V. (Retail)               1,698,345
  866,900   Fomento Economico Mexicano, S.A. de
              C.V. (Beverages & Tobacco)               1,795,852
                                                   -------------
                                                       5,595,751
----------------------------------------------------------------
Netherlands--1.6%

   44,600   Heineken N.V. (Beverages & Tobacco)        7,909,304
----------------------------------------------------------------
New Zealand--1.5%

2,583,500   Fletcher Challenge, Ltd. (Forest
              Products & Paper)                        6,833,845
  366,563   Fletcher Forestry Challenge, Ltd.
              (Forest Products & Paper)                  505,367
                                                   -------------
                                                       7,339,212
----------------------------------------------------------------
Singapore--4.2%

  410,000   Fraser & Neave Ltd. (Beverages &
              Tobacco)                                 4,847,434
1,099,000   Over Seas Union Bank (Banking)             6,846,867
1,083,250   Sembawang Maritime, Ltd. (Energy
              Equipment & Services)                    3,665,795

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

Portfolio of Investments as of October 31, 1995     PRUDENTIAL GLOBAL FUND, INC.
================================================================================

Shares      Description                           Value (Note 1)
----------------------------------------------------------------
Singapore (cont'd.)

  266,000   United Overseas Bank, Ltd. (Banking)   $   2,335,150
1,737,000   Wing Tai Holdings (Property
              Developement)                            3,012,850
                                                   -------------
                                                      20,708,096
----------------------------------------------------------------
Spain--2.9%

   22,132   Acerinox, S.A. (Metals-Steel)              2,328,731
   26,900   Banco Popular Esp (Banking)                4,270,960
  236,062   Centros Commerciale (Pryca) (Retail)       5,025,680
  197,000   Dragados y Construcciones
              (Construction)                           2,580,962
                                                   -------------
                                                      14,206,333
----------------------------------------------------------------
Sweden--4.3%

  180,600   Astra B Free (Health & Personal
              Care)                                    6,532,630
   75,000   Autoliv Ab (Automobilies & Auto
              Parts)                                   4,306,707
   84,200   Hennes & Mauritz B Free (Retail)           5,507,581
   93,600   Missouri Och Domsjo AB (Forest
              Products & Paper)                        4,768,169
                                                   -------------
                                                      21,115,087
----------------------------------------------------------------
Thailand--0.4%

  116,202   Land & House Public Co., Ltd.
              (Property Developement)                  1,874,747
----------------------------------------------------------------
United Kingdom--9.7%

  319,700   Barclays Bank PLC (Banking)                3,747,729
   29,000   Britannic Assured (Insurance)                323,899
1,025,800   British Sky Broadcast (Broadcasting
              & Publishing)                            6,150,483
  319,700   Carlton Communications PLC
              (Broadcasting & Publishing)              4,848,246
  362,000   Commercial Union PLC (Insurance)           3,516,287
  649,300   Guest Keen & Nettlefolds
              (Automotive)                             8,273,734
  540,200   J. Sainsbury PLC (Retail)                  3,606,404
  688,500   Siebe PLC (Machinery & Engineering)        8,190,853
2,223,390   Vodafone Group PLC
              (Telecommunications-Unregulated)         9,104,605
                                                   -------------
                                                      47,762,240
----------------------------------------------------------------
United States--19.7%

  288,806   Mattel, Inc. (Recreation & Other
              Consumer Goods)                          8,303,172
  157,000   McDonald's Corp. (Food Serving-Fast
              Foods)                                   6,437,000
  290,100   MCI Communications Corp.
              (Telecommunications)                     7,234,369
  118,500   Microsoft Corp.* (Computer Software
              & Services)                             11,850,000
  195,100   Mirage Resorts, Inc.* (Gaming)             6,389,525
   65,700   Mobil Corp. (Energy Sources)               6,619,275
  141,400   Motorola, Inc. (Telecommunication
              Equipment)                               9,279,375
   42,000   Nextel Communications, Inc.*
              (Telecommunications)                       582,750
  208,900   Norwest Corp. (Banking)                    6,162,550
  165,000   Oracle Systems Corp.* (Computer
              Software & Services)                     7,198,125
  270,700   Silicon Graphics, Inc.* (Electronic
              Components)                              9,000,775
   67,000   Texas Instruments Inc. (Electronic
              Components)                              4,572,750
   59,500   Tiffany & Co. (Retail)                     2,595,687
  121,800   Time Warner, Inc. (Entertainment)          4,445,700
  138,900   Viacom Inc.* (Entertainment)               6,910,275
                                                   -------------
                                                      97,581,328
                                                   -------------
            Total common stocks
              (cost US$370,579,469)                  468,776,921
                                                   -------------
Warrants
WARRANTS*--1.2%
----------------------------------------------------------------
France
            LaFarge Coppee,
    3,500   Warrants expiring April '96 @ FF460
              (Building Materials & Components)            4,226

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of October 31, 1995     PRUDENTIAL GLOBAL FUND, INC.
================================================================================

Warrants     Description                          Value (Note 1)
----------------------------------------------------------------
Japan--0.7%

            Autobacs Seven Co.
      400   expiring Mar. '96 @ Y8,231 (Retail)    $     755,000
            Nissen Co., Ltd.
    1,136   expiring Nov. '96 @ Y1,681 (Retail)        1,425,745
            Nitori Co.,
    5,250   expiring Feb. '98 @ Y3,268 (Retail)          535,856
            Onward Kashiyama
      636   expiring March '96 @ Y (Textiles &
              Apparel)                                   838,725
                                                   -------------
                                                       3,555,326
----------------------------------------------------------------
Singapore--0.5%

            United Overseas Bank, Ltd.,
  666,800   expiring June '97 @SGO (Banking)           2,525,579
                                                   -------------
            Total warrants
              (cost $6,241,321)                        6,085,131
                                                   -------------
            Total long-term investments
              (cost US$376,820,790)                  474,862,052
                                                   -------------
Principal
Amount
(000)        Description                          Value (Note 1)
SHORT-TERM INVESTMENTS--1.2%
----------------------------------------------------------------
Repurchase Agreement--1.2%

 USD5,880   Joint Repurchase Agreement Account,
            2.93%, 11/1/95
              (cost US$5,880,000; Note 5)          $   5,880,000
                                                   -------------
----------------------------------------------------------------
Total Investments--97.3%

            (cost US$382,700,790; Note 4)            480,742,052
            Other assets in excess of
              liabilities--2.7%                       13,490,762
                                                   -------------
            Net Assets--100%                       $ 494,232,814
                                                   =============
---------------
*Non-income producing security.
ADR--American Depository Receipt

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

Statement of Assets and Liabilities                 PRUDENTIAL GLOBAL FUND, INC.
================================================================================

Assets                                                                                                        October 31, 1995
                                                                                                              ----------------
Investments, at value (cost $382,700,790).................................................................        $480,742,052
Foreign currency, at value (cost $12,271,288).............................................................          12,357,550
Cash......................................................................................................             161,693
Forward currency contracts--net amount receivable from counterparties.....................................           4,787,048
Receivable for investments sold...........................................................................           3,468,241
Dividends and interest receivable.........................................................................           1,055,406
Receivable for Fund shares sold...........................................................................             615,942
Deferred expenses and other assets........................................................................              10,652
                                                                                                                  ------------
   Total assets...........................................................................................         503,198,584
                                                                                                                  ------------
Liabilities
Payable for Fund shares reacquired........................................................................           6,952,740
Forward currency contracts--net amount payable to counterparties..........................................             896,982
Accrued expenses..........................................................................................             461,162
Due to Manager............................................................................................             320,126
Due to Distributors.......................................................................................             262,288
Withholding taxes payable.................................................................................              71,676
Deferred Thailand capital gains tax.......................................................................                 796
                                                                                                                  ------------
   Total liabilities......................................................................................           8,965,770
                                                                                                                  ------------
Net Assets................................................................................................        $494,232,814
                                                                                                                  ============
Net assets were comprised of:
   Common stock, at par...................................................................................        $    324,170
   Paid-in capital in excess of par.......................................................................         364,816,144
                                                                                                                  ------------
                                                                                                                   365,140,314
   Undistributed net investment income....................................................................           3,385,062
   Accumulated net realized gain on investments and foreign currency transactions.........................          23,692,735
   Net unrealized appreciation on investments and foreign currencies......................................         102,014,703
                                                                                                                  ------------
Net assets, October 31, 1995..............................................................................        $494,232,814
                                                                                                                  ============

Class A:
   Net asset value and redemption price per share
      ($222,002,113 / 14,304,949 shares of common stock issued and outstanding)...........................              $15.52
   Maximum sales charge (5% of offering price)............................................................                 .82
                                                                                                                        ------
   Maximum offering price to public.......................................................................              $16.34
                                                                                                                        ======
Class B:
   Net asset value, offering price and redemption price per share
      ($268,498,121 / 17,863,731 shares of common stock issued and outstanding)...........................              $15.03
                                                                                                                        ======
Class C:
   Net asset value, offering price and redemption price per share
      ($3,732,580 / 248,353 shares of common stock issued and outstanding)................................              $15.03
                                                                                                                        ======



--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL GLOBAL FUND, INC.
Statement of Operations
================================================================================

                                                    Year Ended
Net Investment Loss                              October 31, 1995
                                                 ----------------
Income
  Dividends (net of foreign withholding taxes
     of $725,999).............................     $  6,225,155
  Interest....................................          492,191
                                                   ------------
     Total income.............................        6,717,346
                                                   ------------
Expenses
  Management fee..............................        3,481,921
  Distribution fee--Class A...................          435,790
  Distribution fee--Class B...................        2,648,693
  Distribution fee--Class C...................           22,842
  Transfer agent's fees and expenses..........        1,000,000
  Custodian's fees and expenses...............          759,000
  Reports to shareholders.....................          250,000
  Registration fees...........................          135,000
  Directors' fees and expenses................           88,000
  Legal fees and expenses.....................           67,000
  Audit fees and expenses.....................           52,000
  Insurance expense...........................           10,000
  Miscellaneous...............................           28,023
                                                   ------------
     Total operating expenses.................        8,978,269
                                                   ------------
Net investment loss...........................       (2,260,923)
                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized gain on:
  Investment transactions.....................       24,807,445
  Foreign currency transactions...............          507,677
                                                   ------------
                                                     25,315,122
                                                   ------------
Net change in unrealized
  appreciation/depreciation on:
  Investments (net of change in deferred
     Thailand capital gains tax of $55,905)...       (2,816,898)
  Foreign currencies..........................        3,991,517
                                                   ------------
                                                      1,174,619
                                                   ------------
Net gain on investments and foreign
  currencies..................................       26,489,741
                                                   ------------
Net Increase in Net Assets
Resulting from Operations.....................     $ 24,228,818
                                                   ============


PRUDENTIAL GLOBAL FUND, INC.
Statement of Changes in Net Assets
================================================================================

                                      Year Ended October 31,
Increase (Decrease)                   ----------------------
in Net Assets                         1995            1994
                                      ----            ----
Operations
  Net investment loss.............  $ (2,260,923)   $ (3,531,034)
  Net realized gain on investment
     and foreign currency
     transactions.................    25,315,122      18,037,672
  Net change in unrealized
     appreciation/depreciation of
     investments and foreign
     currencies...................     1,174,619      29,668,338
                                    ------------    ------------
  Net increase in net assets
     resulting from operations....    24,228,818      44,174,976
                                    ------------    ------------
Net equalization credits..........       712,010         193,130
                                    ------------    ------------
Distributions paid to shareholders
  from net realized gains on
  investment and foreign currency
  transactions
  Class A.........................    (1,006,573)             --
  Class B.........................    (5,394,512)             --
  Class C.........................       (20,921)             --
                                    ------------    ------------
                                      (6,422,006)             --
                                    ------------    ------------
Fund share transactions (net of
  share conversions) (Note 6)
  Proceeds from shares sold.......   323,054,908     373,867,022
  Net asset value of shares issued
     in reinvestment of
     distributions................     6,072,122              --
  Cost of shares reacquired.......  (338,953,005)   (225,849,388)
                                    ------------    ------------
  Net increase (decrease) in net
     assets from Fund share
     transactions.................    (9,825,975)    148,017,634
                                    ------------    ------------
Total increase....................     8,692,847     192,385,740
Net Assets
Beginning of year.................   485,539,967     293,154,227
                                    ------------    ------------
End of year.......................  $494,232,814    $485,539,967
                                    ============    ============

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

Notes to Financial Statements                       PRUDENTIAL GLOBAL FUND, INC.
================================================================================

Prudential Global Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term capital growth, with income as a secondary objective, by investing in a diversified portfolio of securities consisting of marketable securities of U.S. and non-U.S. issuers.
--------------------------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities traded on an exchange (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices.

Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange as reported by a major bank;

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at fiscal year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year.

Net realized gains on foreign currency transactions of $507,677 represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis.
--------------------------------------------------------------------------------
                                      B-37

Notes to Financial Statements                       PRUDENTIAL GLOBAL FUND, INC.
================================================================================

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

Equalization: The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of reacquisitions of Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of the Fund's shares.


     Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease paid-in capital in excess of par by $1,545,933, increase undistributed net investment income by $3,170,874, and decrease accumulated net realized gain on investments and foreign currency transactions by $1,624,941 for the fiscal year ended October 31, 1995.


Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.

Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
--------------------------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual Fund Management, Inc. ("PMF"). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .75 of 1% of the average daily net assets of the Fund.


     The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. ("PMFD"), which acts as the distributor of the Class A shares of the Fund, and with Prudential Securities Incorporated ("PSI"), which acts as distributor of the Class B and Class C shares of the Fund (PMFD and PSI are collectively referred to as the "Distributors"). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the "Class A, B and C Plans") regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

     Pursuant to the Class A, B and C Plans, the Fund compensates PMFD for distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares, .75 of 1% of the average daily net assets up to the level of average daily net assets as of February 26, 1986, plus 1% of the average daily net assets in excess of such level of the Class B shares and 1% of average daily net assets of Class C shares. Payments made pursuant to the Plans were .25 of 1%, .92% of 1% and 1% of the average daily net assets of Class A, B and C shares, respectively, for the year ended October 31, 1995.


PMFD has advised the Fund that it has received approximately $297,400 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 1995. From these fees, PMFD paid such sales charges to dealers (PSI and Prusec) which in turn paid commissions to salespersons.

PSI has advised the Fund that for the year ended October 31, 1995, it received approximately $812,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders.

PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
--------------------------------------------------------------------------------
                                      B-38

Notes to Financial Statements                       PRUDENTIAL GLOBAL FUND, INC.
================================================================================

Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services, Inc. ("PMFS"), a wholly owned subsidiary of PMF, serves as the Fund's transfer agent and during the year ended October 31, 1995, the Fund incurred fees of approximately $875,000 for the services of PMFS. As of October 31, 1995, approximately $76,500 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

For the year ended October 31, 1995, PSI and/or its foreign affiliates earned approximately $20,800 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 1995 were $229,305,275 and $246,465,097, respectively.

The United States federal income tax basis of the Fund's investments at October 31, 1995 was $382,899,108 and accordingly, net unrealized appreciation for federal income tax purposes was $97,842,944 (gross unrealized appreciation--$114,097,152; gross unrealized depreciation--$16,254,208).

At October 31, 1995, the Fund had outstanding forward currency contracts, both to purchase and sell foreign currencies, as follows:

                         Value at
  Foreign Currency    Settlement Date     Current
 Purchase Contract        Payable          Value       Depreciation
--------------------  ---------------   -----------   --------------


Japanese Yen,
  expiring 5/15/95-
  5/30/96...........    $18,989,892     $18,092,910    $   (896,982)
                        ===========     ===========    ============


                        Value at
 Foreign Currency    Settlement Date     Current
   Sale Contract       Receivable         Value       Appreciation
-------------------  ---------------   -----------   --------------

Japanese Yen,
  expiring 5/15/95
  5/30/96..........    $22,879,958     $18,092,910     $4,787,048
                       ===========     ===========     ==========


--------------------------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account


The Portfolio, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. As of October 31, 1995, the Portfolio had a .63% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents $5,880,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:


Goldman Sachs & Co., 5.88%, in the principal amount of $273,000,000, repurchase price $273,044,590, due 11/1/95. The value of the collateral including accrued interest is $278,460,050.

CS First Boston Corp., 5.90%, in the principal amount of $273,000,000, repurchase price $273,044,742, due 11/1/95. The value of the collateral including accrued interest is $278,529,780.

Smith Barney Inc., 5.93%, in the principal amount of $114,753,000, repurchase price $114,771,902, due 11/1/95. The value of the collateral including accrued interest is $117,048,982.

Bear Stearns & Co., 5.875% in the principal amount of $273,000,000, repurchase price $273,044,552, due 11/1/95. The value of the collateral including accrued interest is $278,800,077.
--------------------------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. There are 500 million shares of common stock, $.01 par value per share, divided equally into three classes, designated Class A, Class B and Class C common stock.
--------------------------------------------------------------------------------
                                      B-39

Notes to Financial Statements                       PRUDENTIAL GLOBAL FUND, INC.
================================================================================

Transactions in shares of common stock were as follows:

Class A                               Shares          Amount
-------                             -----------    -------------
Year ended October 31, 1995:
Shares sold.......................   14,310,794    $ 203,989,259
Shares issued in reinvestment of
  distributions...................       73,418          983,611
Shares reacquired.................  (15,121,426)    (217,547,014)
                                    -----------    -------------
Net decrease in shares outstanding
  before conversion...............     (737,214)     (12,574,144)
Shares issued upon conversion from
  Class B.........................   10,085,947      130,068,677
                                    -----------    -------------
Net increase in shares
  outstanding.....................    9,348,733    $ 117,494,533
                                      =========    =============


Year ended October 31, 1994:
Shares sold.......................    8,934,836    $ 124,979,118
Shares reacquired.................   (7,169,344)    (100,448,720)
                                    -----------    -------------
Net increase in shares
  outstanding.....................    1,765,492    $  24,530,398
                                      =========    =============
Class B
-------
Year ended October 31, 1995:
Shares sold.......................    8,422,470    $ 116,118,701
Shares issued in reinvestment of
  distributions...................      390,179        5,070,014
Shares reacquired.................   (8,836,648)    (120,783,109)
                                    -----------    -------------
Net decrease in shares outstanding
  before conversion...............      (23,999)         405,606
Shares reacquired upon conversion
  into Class A....................  (10,370,444)    (130,068,677)
                                    -----------    -------------
Net decrease in shares
  outstanding.....................  (10,394,443)   $(129,663,071)
                                    ===========    =============
Year ended October 31, 1994:
Shares sold.......................   17,971,424    $ 247,670,808
Shares reacquired.................   (9,114,786)    (125,372,515)
                                    -----------    -------------
Net increase in shares
  outstanding.....................    8,856,638    $ 122,298,293
Class C
-------
Year ended October 31, 1995:
Shares sold.......................      210,290    $   2,946,948
Shares issued in reinvestment of
  distributions...................        1,419           18,497
Shares reacquired.................      (46,329)        (622,882)
                                    -----------    -------------
Net increase in shares
  outstanding.....................      165,380    $   2,342,563
                                    ===========    =============
August 3, 1994* through
  October 31, 1994:
Shares sold.......................       84,982    $   1,217,096
Shares reacquired.................       (2,009)         (28,153)
                                    -----------    -------------
Net increase in shares
  outstanding.....................       82,973    $   1,188,943
                                    ===========    =============
---------------
* Commencement of offering of Class C shares.

--------------------------------------------------------------------------------

Note 7. Dividends and Distributions


On December 7, 1995, the Board of Trustees of the Fund declared a long term capital gain distribution of $0.715 per share for Class A, B and C Shares, respectively, payable on December 15, 1995 to shareholders of record on December 12, 1995:


                                                        Class B
                                              Class A    and C
                                              -------   -------
Long-Term Capital Gains.....................  $0.715    $0.715

--------------------------------------------------------------------------------
                                      B-40

Financial Highlights                                                                                    PRUDENTIAL GLOBAL FUND, INC.
====================================================================================================================================
                                                                               Class A
                                                     ------------------------------------------------------------
                                                                        Year Ended October 31,
                                                     ------------------------------------------------------------
                                                        1995           1994        1993        1992        1991
                                                     ----------      --------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year...............     $   14.89      $  13.17     $  9.58     $ 10.08     $  9.19
                                                      ---------      --------     -------     -------     -------
Income from investment operations
Net investment income (loss).....................           .01          (.04)        .02         .03         .07
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions..................................           .81          1.76        3.57        (.53)       1.02
                                                      ---------      --------     -------     -------     -------
  Total from investment operations...............           .82          1.72        3.59        (.50)       1.09
                                                      ---------      --------     -------     -------     -------
Less distributions
Dividends from net investment income.............            --            --          --          --        (.16)
Distributions paid to shareholders from net
   realized gains on investment and foreign
   currency transactions.........................          (.19)           --          --          --        (.04)
                                                      ---------      --------     -------     -------     -------
  Total distributions............................          (.19)           --          --          --        (.20)
                                                      ---------      --------     -------     -------     -------
Net asset value, end of year.....................     $   15.52      $  14.89     $ 13.17     $  9.58     $ 10.08
                                                      =========      ========     =======     =======     =======
TOTAL RETURN(b):.................................         5.74%         13.06%      37.47%      (4.96)%     12.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)....................     $ 222,002      $ 73,815     $42,021     $13,973     $14,154
Average net assets (000).........................     $ 174,316      $ 58,455     $21,409     $14,758     $10,593
Ratios to average net assets:
  Expenses, including distribution fees..........          1.51%         1.55%       1.56%       1.71%       1.72%
  Expenses, excluding distribution fees..........          1.26%         1.30%       1.36%       1.51%       1.52%
  Net investment income (loss)...................           .10%        (0.29)%      0.20%       0.22%       0.65%
Portfolio turnover rate..........................            50%           49%         69%         58%        126%

---------------
 (a) Based on average shares outstanding, by class.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Financial Highlights                                                                                    PRUDENTIAL GLOBAL FUND, INC.
====================================================================================================================================
                                                                                 Class B
                                                     ---------------------------------------------------------------
                                                                         Year Ended October 31,
                                                     ---------------------------------------------------------------
                                                        1995           1994         1993         1992         1991
                                                      ----------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period.............     $   14.53      $  12.94     $   9.47     $  10.05     $   9.14
                                                      ----------     --------     --------     --------     --------
Income from investment operations
Net investment loss..............................          (.11)         (.13)        (.04)        (.05)          --
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions..................................           .80          1.72         3.51         (.53)        1.02
                                                      ----------     --------     --------     --------     --------
  Total from investment operations...............           .69          1.59         3.47         (.58)        1.02
                                                      ----------     --------     --------     --------     --------
Less distributions
Dividends from net investment income.............            --            --           --           --         (.07)
Distributions paid to shareholders from net
   realized gains on investment and foreign
   currency transactions.........................          (.19)           --           --           --         (.04)
                                                      ----------     --------     --------     --------     --------
  Total distributions............................          (.19)           --           --           --         (.11)
                                                      ----------     --------     --------     --------     --------
Net asset value, end of period...................     $   15.03      $  14.53     $  12.94     $   9.47     $  10.05
                                                      =========      ========     ========     ========     ========
TOTAL RETURN(b):.................................         4.98%         12.29%       36.64%       (5.77)%      11.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..................     $ 268,498      $410,520     $251,133     $178,438     $249,582
Average net assets (000).........................     $ 287,656      $345,771     $183,741     $210,464     $253,866
Ratios to average net assets:
  Expenses, including distribution fees..........          2.19%         2.24%        2.24%        2.40%        2.44%
  Expenses, excluding distribution fees..........          1.27%         1.30%        1.36%        1.51%        1.53%
  Net investment loss............................          (.84)%       (0.97)%      (0.39)%      (0.47)%      (0.01)%
Portfolio turnover rate..........................            50%           49%          69%          58%         126%

                                                             Class C
                                                   ----------------------------
                                                                     August 1,
                                                    Year Ended        Through
                                                   October 31,      October 31,
                                                       1995            1994
                                                   ------------     -----------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period.............    $  14.53        $   14.03
                                                     --------        ---------
Income from investment operations
Net investment loss..............................        (.11)            (.03)
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions..................................         .80              .53
                                                     --------        ---------
  Total from investment operations...............         .69              .50
                                                     --------        ---------
Less distributions
Dividends from net investment income.............          --               --
Distributions paid to shareholders from net
   realized gains on investment and foreign
   currency transactions.........................        (.19)              --
                                                     --------        ---------
  Total distributions............................        (.19)              --
                                                     --------        ---------
Net asset value, end of period...................    $  15.03        $   14.53
                                                     ========        =========
TOTAL RETURN(b):.................................       4.98%             3.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..................    $  3,733        $   1,205
Average net assets (000).........................    $  2,284        $     630
Ratios to average net assets:
  Expenses, including distribution fees..........        2.25%            2.63%(c)
  Expenses, excluding distribution fees..........        1.25%            1.63%(c)
  Net investment loss............................        (.76)%          (1.21)%(c)
Portfolio turnover rate..........................          50%              49%

---------------
 (a) Based on average shares outstanding, by class.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
 (c) Annualized.
 (d) Commencement of offering of Class C shares.

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

Independent Auditors' Report                        PRUDENTIAL GLOBAL FUND, INC.
--------------------------------------------------------------------------------
The Shareholders and Board of Directors
Prudential Global Fund, Inc.

We have audited the accompanying statement of assets and liabilities including the portfolio of investments, of Prudential Global Fund, Inc., as of October 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of October 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Global Fund, Inc. as of October 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

New York, New York
December 13, 1995

Tax Information                                     PRUDENTIAL GLOBAL FUND, INC.
--------------------------------------------------------------------------------
As required by the Internal Revenue Code, we are to advise you within 60 days of the Fund's fiscal year end (October 31, 1995) as to the federal tax status of dividends and distributions paid by the Fund.

During the fiscal year ended October 31, 1995, the Fund paid a long-term capital gains distribution for Class A, Class B and Class C Shares of $.19 per share (taxable as capital gains income). We wish to advise you that the corporate dividends received deduction for the Fund is zero.

For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.
--------------------------------------------------------------------------------

                     APPENDIX--GENERAL INVESTMENT INFORMATION

     The following terms are used in mutual fund investing.

Asset Allocation

     Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

Diversification

     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks and (general returns) of any one type of security.

Duration

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Market Timing

     Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

Power of Compounding

     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

                                     App-1

                      APPENDIX--HISTORICAL PERFORMANCE DATA

     The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

     This chart shows the long-term performance of various asset classes and the rate of inflation.

                                     [CHART]

Source: Stocks, Bonds, Bills, and Inflation 1995 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are attributable to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to the reinvestment of distributions. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. At the beginning of each year a new bond with a then-current coupon replaces the old bond. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

Impact of Inflation. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.


                                     App-2

     Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 to May 1995. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

     All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

            Historical Total Returns of Different Bond Market Sectors
--------------------------------------------------------------------------------

                                                                                                                               YTD
                                              '87       '88       '89        '90        '91       '92       '93      '94       9/95
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government
Treasury
Bonds(1)                                      2.0%      7.0%     14.4%       8.5%      15.3%      7.2%     10.7%    (3.4)%     13.2%
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government
Mortgage
Securities(2)                                 4.3%      8.7%     15.4%      10.7%      15.7%      7.0%      6.8%    (1.6)%     13.1%
------------------------------------------------------------------------------------------------------------------------------------
U.S. Investment Grade
Corporate
Bonds(3)                                      2.6%      9.2%     14.1%       7.1%      18.5%      8.7%     12.2%    (3.9)%     16.5%
------------------------------------------------------------------------------------------------------------------------------------
U.S.
High Yield
Corporate
Bonds(4)                                      5.0%     12.5%      0.8%      (9.6)%     46.2%     15.8%     17.1%    (1.0)%     15.6%
------------------------------------------------------------------------------------------------------------------------------------
World
Government
Bonds(5)                                     35.2%      2.3%     (3.4)%     15.3%      16.2%      4.8%     15.1%     6.0%      17.1%
====================================================================================================================================
Difference between highest
and lowest return percent                    33.2      10.2      18.8       24.9       30.9      11.0      10.3      9.9        4.0
------------------------------------------------------------------------------------------------------------------------------------


(1) Lehman Brothers Treasury Bond Index is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2) Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3) Lehman Brothers Corporate Bond Index includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

(4) Lehman Brothers High Yield Bond Index is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

(5) Salomon Brothers World Government Index (Non U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.



                                     App-3

This chart illustrates the performance of major world stock markets for the period from 1985 through 1994. It does not represent the performance of any Prudential Mutual Fund.

Average Annual Total Returns of Major World Stock Markets
(1985-1994) (in U.S. dollars)

[The table below was represented as bar graph in the printed material.]
Hong Kong           26.5%
Belgium             24.9%
Austria             23.3%
Netherlands         22.1%
Sweden              21.4%
Switzerland         21.3%
France              20.8%
Spain               20.1%
Germany             18.7%
United Kingdom      17.7%
Japan               16.8%
United States       14.4%

Source: Morgan Stanley Capital International (MSCI) and Lipper Analytical New Applications. Used with permission. Morgan Stanley Country Indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.



This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.

                                     [CHART]


Source: Stocks, Bonds, Bills, and Inflation 1995 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.


                  -------------------------------------------
                  WORLD STOCK MARKET CAPITALIZATION BY REGION
                          World total: $12.4 Trillion

                          Europe             28%
                          Pacific Basin      35%
                          Canada              2%
                          U.S.               35%
                  -------------------------------------------

Source: Morgan Stanley Capital International, December 1994. Used with permission. This chart represents the capitalization of major stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for ilustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.

                                     App-4

This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

                                     [Chart]

Source: Stocks, Bonds, Bills, and Inflation 1995 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1994. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

                                     App-5

                                     PART C
                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

     (a)  Financial Statements:

          (1) The following financial statement is included in the Prospectus as constituting Part A of this Post-Effective Amendment to the Registration
     Statement:

          Financial Highlights.

          (2) The following financial statements are included in the Statement of Additional Information constituting Part B of this Post-Effective Amendment to the Registration Statement:


              Independent Auditors' Report.
              Portfolio of Investments at October 31, 1995.
              Statement of Assets and Liabilities at October 31, 1995. Statement of Operations for the Year ended October 31, 1995. Statement of Changes in Net Assets for the years ended October 31, 1995 and 1994.
              Notes to Financial Statements.
              Financial Highlights for the Five Years ended October 31, 1995.


     (b)  Exhibits:


          1. (a) Restated Articles of Incorporation. Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 17 to the Registration Statement filed on Form N-1A via EDGAR on January 3, 1995 (File No. 2-89725).

               (b)  Articles Supplementary.*


          2. Amended and Restated By-Laws of the Registrant, incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A (File No. 2-89725 filed via EDGAR).

          4. (a) Specimen Certificate for shares of Common Stock of the Registrant, incorporated by reference to Exhibit No. 4 to the Registration Statement on Form N-1A, Pre-Effective Amendment No. 1 (File No. 2-89725).

               (b) Specimen Certificate for shares of Common Stock of the Registrant for Class A Shares, incorporated by reference to
               Exhibit 4(b) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 2-89725).

               (c) Instruments defining rights of shareholders, incorporated by reference to Exhibit No. 4(c) to the Registration Statement on Form N-1A, Post-Effective Amendment No. 14 (File No. 2-89725 filed via EDGAR).

          5. (a) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc., incorporated by reference to Exhibit No. 5(a) to Post-Effective Amendment No. 7 to Registration Statement on Form N-1A (File No. 2-89725).

               (b)  Subadvisory   Agreement   between   Prudential  Mutual  Fund
               Management, Inc. and The Prudential Investment Corporation, incorporated by reference to Exhibit No. 5(b) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A (File No. 2-89725).


          6. (a) Distribution and Service Agreement for Class A shares as amended and restated June 5, 1995, incorporated by reference to Exhibit No. 6 (a) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A(File No. 2-89725) filed on November 1, 1995.

               (b) Distribution and Service Agreement for Class B shares as amended and restated June 5, 1995, incorporated by reference to Exhibit No. 6 (b) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A(File No. 2-89725) filed on November 1, 1995.

               (c) Distribution and Service Agreement for Class C shares as amended and restated June 5, 1995, incorporated by reference to Exhibit No. 6 (c) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A(File No. 2-89725) filed on November 1, 1995.

               (d) Form of Distribution and Service Agreement for Class Z shares, incorporated by reference to Exhibit No. 6 (d) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A (File No. 2-89725) filed on November 1, 1995.

          8. (a) Custodian Agreement between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit No. 8 to Registration Statement on Form N-1A (File No. 2-89725).


               (b) Form of Amendment to Custodian Agreement, incorporated by reference to Exhibit No. 8(b) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A (File No. 2-89725) filed on November 1, 1995.


          9. Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., incorporated by reference to Exhibit No. 9 to the Registration Statement on Form N-1A, Post-Effective Amendment No. 7 (File No. 2-89725).


          10. (a) Opinion of Sullivan & Cromwell, incorporated by reference to Exhibit No. 10 to the Registration Statement on Form N-1A, Pre-Effective Amendment No. 1 (File No. 2-89725).

               (b) Opinion of Sullivan and Cromwell.*


          11.  Consent of Independent Accountants.*

          13. Purchase Agreement incorporated by reference to Exhibit No. 13 to the Registration Statement on Form N-1A, Pre-Effective Amendment No. 1 (File No. 2-89725).

          15. (a) Amended and Restated Distribution and Service Plan for Class A shares dated July 1, 1993, incorporated by reference to Exhibit No.15(d) to the Registration Statement on Form N-1A, Post-Effective Amendment No. 14 (File No. 2-89725) filed via EDGAR.

               (b) Amended and Restated Distribution and Service Plan for Class B shares dated July 1, 1993, incorporated by reference to Exhibit No.15(e) to the Registration Statement on Form N-1A, Post-Effective Amendment No. 14 (File No. 2-89725) filed via EDGAR.

               (c) Distribution and Service Plan for Class A shares. Incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No. 17 to the Registration Statement filed on Form N-1A via EDGAR on January 3, 1995 (File No. 2-89725).

               (d) Distribution and Service Plan for Class B shares. Incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No. 17 to the Registration Statement filed on Form N-1A via EDGAR on January 3, 1995 (File No. 2-89725).

               (e) Distribution and Service Plan for Class C shares. Incorporated by reference to Exhibit 6(e) to Post-Effective Amendment No. 17 to the Registration Statement filed on Form N-1A via EDGAR on January 3, 1995 (File No. 2-89725).

          16. Schedule of Computation of Performance Quotations, incorporated by reference to Exhibit No. 16 to the Registration Statement on Form N-1A, Post-Effective Amendment No. 1 (File No. 2-89725).


          17. Financial Data Schedules, filed as Exhibit 27 for electronic purposes.*

          18. Rule 18f-3 Plan, incorporated by reference to Exhibit No. 18 to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A (File No. 2-89725) filed on November 1, 1995.


Other Exhibits.
----------
*Filed herewith.

Item 25. Persons Controlled by or under Common Control with Registrant

     None.

Item 26. Number of Holders of Securities


     As of December 6, 1995, there were 45,058, 47,835 and 705 record holders of Class A, Class B and Class C common stock, $.01 par value per share, of the Registrant, respectively.


Item 27. Indemnification

     As permitted by Section 17(h) and (i) of the Investment Company Act of 1940 (the 1940 Act) and pursuant to Article VI of the Fund's By-Laws (Exhibit 2 to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.
Section 2-418 of Maryland  General

Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of each Distribution Agreement (Exhibits 6(b) and (c) to the Registration Statement), each Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

     The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

     Section 9 of the Management Agreement (Exhibit 5(a) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit 5(b) to the Registration Statement) limit the liability of Prudential Mutual Fund Management, Inc. (PMF) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

     The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 28. Business and other Connections of Investment Adviser

     (a) Prudential Mutual Fund Management, Inc.

     See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.

     The business and other connections of the officers of PMF are listed in Schedules A and D of Form ADV of PMF as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-3110, filed on March 30, 1994).

     The business and other connections of PMF's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is One Seaport Plaza, New York, NY 10292.

Name and Address           Position with PMF                                Principal Occupations
----------------           -----------------                                ---------------------
Brendan D. Boyle           Executive Vice President,    Executive Vice President, Director of Marketing and
                           Director of Marketing and      Director, PMF; Senior Vice President, Prudential Securities
                           Director                       Incorporated (Prudential Securities); Chairman and Director,
                                                          Prudential Mutual Fund Distributors, Inc. (PMFD)

Stephen P. Fisher          Senior Vice President        Senior Vice President, PMF; Senior Vice President,
                                                          Prudential Securities; Vice President, PMFD

Frank W. Giordano          Executive Vice               Executive Vice President, General Counsel, Secretary and
                           President, General             Director, PMF and PMFD; Senior Vice President, Prudential
                           Counsel, Secretary and         Securities; Director, Prudential Mutual Fund Services, Inc.
                           Director                       (PMFS)


Name and Address           Position with PMF                                Principal Occupations
----------------           -----------------                                ---------------------
Robert F. Gunia            Executive Vice President,    Executive Vice President, Chief Financial and Administrative
                           Chief Financial and            Officer, Treasurer and Director, PMF; Senior Vice President,
                           Administrative Officer,        Prudential Securities; Executive Vice President, Chief
                           Treasurer and Director         Financial Officer, Treasurer and Director, PMFD; Director,
                                                          PMFS

Theresa A. Hamacher        Director                     Director, PMF; Vice President, Prudential; Vice President,
                                                          Prudential Investment Corporation (PIC)

Timothy J. O'Brien         Director                     President, Chief Executive Officer, Chief Operating Officer
                                                          and Director, PMFD; Chief Executive Officer and Director,
                                                          PMFS; Director, PMF

Richard A. Redeker         President, Chief             President, Chief Executive Officer and Director, PMF;
                           Executive Officer and          Executive Vice President, Director and Member of the
                           Director                       Operating Committee, Prudential Securities; Director,
                                                          Prudential Securities Group, Inc. (PSG); Executive Vice
                                                          President, PIC; Director, PMFD; Director, PMFS

S. Jane Rose               Senior Vice President,       Senior Vice President and Senior Counsel and Assistant
                           Senior Counsel                 Secretary, PMF; Senior Vice President and Senior Counsel,
                           and Assistant                  Prudential Securities
                           Secretary

Donald G. Southwell        Director                     Senior Vice President, Prudential; Director, PSG
213 Washington Street
Newark, NJ 07102

     (b) The Prudential Investment Corporation (PIC)

     See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.

     The business and other connections of PIC's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Prudential Plaza, Newark, NJ 07101.

Name and Address           Position with PIC                                Principal Occupations
----------------           -----------------                                ---------------------

William M. Bethke          Senior Vice President        Senior Vice President, The Prudential Insurance Company of
Two Gateway Center                                        America (Prudential); Senior Vice President, PIC
Newark, NJ 07102


John D. Brookmeyer, Jr.    Senior Vice President and    Senior Vice President, Prudential; Senior Vice President and
51 JFK Parkway             Director                       Director, PIC
Short Hills, NJ 07078

Barry M. Gillman           Director                     Director, PIC

Theresa A. Hamacher        Vice President               Vice President, Prudential; Vice President, PIC; Director,
                                                          PMF

Harry E. Knapp, Jr.        President, Chairman of the   President, Chairman of the Board, Chief Executive Officer
                           Board, Chief Executive         and Director, PIC; Vice President, Prudential
                           Officer and Director

William P. Link            Senior Vice                  Executive Vice President, Prudential; Senior Vice President,
Four Gateway Center        President                      PIC
Newark, NJ 07102


Richard A. Redeker         Executive Vice President     President, Chief Executive Officer and Director, PMF;
One Seaport Plaza                                         Executive Vice President, Director and Member of the
New York, NY 10292                                        Operating Committee, Prudential Securities; Director, PSG;
                                                          Executive Vice President, PIC; Director, PMFD; Director, PMFS



Name and Address           Position with PIC                                Principal Occupations
----------------           -----------------                                ---------------------
Eric A. Simonson           Vice President and Director  Vice President and Director, PIC; Executive Vice President,
                                                          Prudential

Claude J. Zinngrabe, Jr.   Executive Vice President     Vice President, Prudential; Executive Vice President, PIC

Item 29. Principal Underwriters

     (a)(i) Prudential Securities


     Prudential Securities is distributor for Prudential Government Securities Trust (Intermediate Term Series), Prudential Jennison Fund, Inc., The Target Portfolio Trust, The BlackRock Government Income Trust, Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Allocation Fund, Prudential California Municipal Fund (California Income Series and California Series), Prudential Diversified Bond Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Natural Resources Fund, Inc., Prudential Government Income Fund, Inc., Prudential Growth Opportunity Fund, Inc., Prudential Mortgage Income Fund, Inc., Prudential High Yield Fund, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund (except Connecticut Money Market Series, Massachusetts Money Market Series, New York Money Market Series and New Jersey Money Market Series), Prudential National Municipals Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential U.S. Government Fund and Prudential Utility Fund, Inc. Prudential Securities is also a depositor for the following unit investment trusts:


               Corporate Investment Trust Fund
               Prudential Equity Trust Shares
               National Equity Trust
               Prudential Unit Trusts
               Government Securities Equity Trust
               National Municipal Trust


     (b)(i) Information concerning the directors and officers of Prudential Securities Incorporated is set forth below.

                                 Positions and                                                           Positions and
                                 Offices with                                                            Offices with
Name(1)                          Underwriter                                                             Registrant
-------                          -----------                                                             ----------

Robert Golden ..............     Executive Vice President and Director                                   None
One New York Plaza
New York, NY

Alan D. Hogan ..............     Executive Vice President, Chief Administrative Officer and Director     None


George A. Murray ...........     Executive Vice President and Director                                   None



Leland B. Paton ............     Executive Vice President and Director                                   None
One New York Plaza
New York, NY

Vincent T. Pica, II ........     Executive Vice President and Director                                   None
One New York Plaza
New York, NY

Richard A. Redeker .........     Executive Vice President and Director                                   President and
                                                                                                         Director

Gregory W. Scott ...........     Executive Vice President, Chief Financial Officer and Director          None

Hardwick Simmons ...........     Chief Executive Officer, President and Director                         None


Lee B. Spencer, Jr. ........     Executive Vice President; Secretary, General Counsel and Director       None


----------
(1) The address of each person named is One Seaport Plaza, New York, NY 10292 unless otherwise indicated.


     (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 30. Location of Accounts and Records

     All  accounts,  books and other  documents  required  to be  maintained  by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts, The Prudential Investment Corporation, Prudential Plaza, 745 Broad Street, Newark, New Jersey 07102, the Registrant, One Seaport Plaza, New York, New York 10292, and Prudential Mutual Fund Services, Inc., Raritan Plaza One, Edison, New Jersey 08837. Documents required by Rules 31a-1(b)(5),
(6), (7), (9), (10) and (11) and 31a-1(f) will be kept at Two Gateway Center, documents required by Rules 31a-1(b)(4) and (11) and 31a-1(d) at One Seaport Plaza and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services, Inc.

Item 31. Management Services

     Other than as set forth under the captions "How the Fund is Managed--Manager" and "How the Fund is Managed--Distributor" in the Prospectus and the captions "Manager" and "Distributor" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.

Item 32. Undertakings

     The Registrant undertakes to furnish to each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 28th day of December, 1995.



                                   PRUDENTIAL  GLOBAL  FUND,  INC.
                                   /s/  Richard A. Redeker
                                   -------------------------------------
                                        (Richard A. Redeker, President)


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                 Signature                              Title                                         Date
                 ---------                              -----                                         ----

/s/  Stephen C. Eyre                           Director                                       December 28, 1995
--------------------------------------
     Stephen C. Eyre


/s/  Delayne D. Gold                           Director                                       December 28, 1995
--------------------------------------
     Delayne D. Gold


/s/  Dan G. Hoff                               Director                                       December 28, 1995
--------------------------------------
     Dan G. Hoff


/s/  Harry A. Jacobs, Jr.                      Director                                       December 28, 1995
--------------------------------------
     Harry A. Jacobs, Jr.


/s/  Sidney R. Knafel                          Director                                       December 28, 1995
--------------------------------------
     Sidney R. Knafel


/s/  Robert E. LaBlanc                         Director                                       December 28, 1995
--------------------------------------
     Robert E. LaBlanc


/s/  Thomas A. Owens, Jr.                      Director                                       December 28, 1995
--------------------------------------
     Thomas A. Owens, Jr.


/s/  Richard A. Redeker                        President and Director                         December 28, 1995
--------------------------------------
     Richard A. Redeker


/s/  Clay T. Whitehead                         Director                                       December 28, 1995
--------------------------------------
     Clay T. Whitehead


/s/  Grace C. Torres                           Treasurer, Principal Financial and             December 28, 1995
--------------------------------------          Accounting Officer
     Grace C. Torres



                                  EXHIBIT INDEX


1.   (a)  Restated  Articles of  Incorporation.  Incorporated  by  reference  to
     Exhibit 1 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A via EDGAR on January 3, 1995 (File No. 2-89725).

     (b) Articles Supplementary.*


2. Amended and Restated By-Laws of the Registrant, incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A (File No. 2-89725 filed via EDGAR).

4. (a) Specimen Certificate for shares of Common Stock of the Registrant, incorporated by reference to Exhibit No. 4 to the Registration Statement on Form N-1A, Pre-Effective Amendment No. 1 (File No. 2-89725).

     (b) Specimen Certificate for shares of Common Stock of the Registrant for Class A Shares, incorporated by reference to Exhibit No. 4(b) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 2-89725).

     (c) Instruments defining rights of shareholders,  incorporated by reference
     to  Exhibit  No.  4(c)  to  the   Registration   Statement  on  Form  N-1A,
     Post-Effective Amendment No. 14 (File No. 2-89725) filed via EDGAR.

5. (a) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc., incorporated by reference to Exhibit No. 5(a) to Post-Effective Amendment No. 7 to Registration Statement on Form N-1A (File No. 2-89725.)

     (b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation, incorporated by reference to Exhibit No. 5(b) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A (File No. 2-89725).


6. (a) Distribution and Service Agreement for Class A shares as amended and restated June 5, 1995, incorporated by reference to Exhibit No. 6 (a) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A(File No. 2-89725) filed on November 1, 1995.

     (b) Distribution and Service Agreement for Class B shares as amended and restated June 5, 1995, incorporated by reference to Exhibit No. 6 (b) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A(File No. 2-89725) filed on November 1, 1995.

     (c) Distribution and Service Agreement for Class C shares as amended and restated June 5, 1995, incorporated by reference to Exhibit No. 6 (c) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A(File No. 2-89725) filed on November 1, 1995.

     (d) Form of Distribution and Service Agreement for Class Z shares, incorporated by reference to Exhibit No. 6 (d) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A (File No. 2-89725) filed on November 1, 1995.


8. (a) Custodian Agreement between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit No. 8 to Registration Statement on Form N-1A (File No. 2-89725).


     (b) Form of Amendment to Custodian Agreement, incorporated by reference to Exhibit No. 8(b) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A (File No. 2-89725) filed on November 1, 1995.


9. Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., incorporated by reference to Exhibit No. 9 to the Registration Statement on Form N-1A, Post-Effective Amendment No. 7 (File No. 2-89725).

10. (a) Opinion of Sullivan & Cromwell, incorporated by reference to Exhibit No. 10 to the Registration Statement on Form N-1A, Pre-Effective Amendment No. 1 (File No. 2-89725).

     (b) Opinion of Sullivan & Cromwell.*

11.  Consent of Independent Accountants.*

13. Purchase Agreement incorporated by reference to Exhibit No. 13 to the Registration Statement on Form N-1A, Pre-Effective Amendment No. 1 (File No. 2-89725).

15. (a) Amended and Restated Distribution and Service Plan for Class A shares dated July 1, 1993, incorporated by reference to Exhibit No. 15(d) to the Registration Statement on Form N-1A, Post-Effective Amendment No. 14 (File No. 2-89725) filed via EDGAR.

     (b) Amended and Restated Distribution and Service Plan for Class B shares dated July 1, 1993, incorporated by reference to Exhibit No. 15(e) to the Registration Statement on Form N-1A, Post-Effective Amendment No. 14 (File No. 2-89725) filed via EDGAR.

     (c) Distribution and Service Plan for Class A shares. Incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A via EDGAR on January 3, 1995 (File No. 2-89725).

     (d) Distribution and Service Plan for Class B shares. Incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A via EDGAR on January 3, 1995 (File No. 2-89725).

     (e) Distribution and Service Plan for Class C shares. Incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A via EDGAR on January 3, 1995 (File No. 2-89725).

16.  Schedule  of  Computation  of  Performance   Quotations,   incorporated  by
     reference to Exhibit No. 16 to the Registration Statement on Form N-1A, Post-Effective Amendment No. 1 (File No. 2-89725).


17.  Financial Data Schedules, filed as Exhibit 27 for electronic purposes.*

18.  Rule  18F-3  Plan,   incorporated   by  reference  to  Exhibit  No.  18  to
     Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A (File No. 2-89725) filed on November 1, 1995.



----------
*Filed herewith.